UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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THQ INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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29903 Agoura Road Agoura Hills, California 91301

JULY 7, 2009

Dear Fellow Stockholder:

        On behalf of your Board of Directors, I would like to extend a personal invitation for you to attend THQ's 2009 Annual Meeting of Stockholders on Thursday, August 6, 2009 at 9:00 a.m., Pacific Daylight Time. The Annual Meeting will be held at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361.

        At this year's Annual Meeting, you will be asked to:

    •
    Elect seven directors to the Board of Directors;

    •
    Approve an amendment to the THQ Inc. Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance by 500,000;

    •
    Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2010; and

    •
    Conduct any other business properly brought before the meeting.

        Information regarding these matters is set forth in the accompanying Notice of 2009 Annual Meeting of Stockholders and Proxy Statement, to which you are urged to give your prompt attention.

        I know that it is not practical for most stockholders to attend the Annual Meeting in person. Whether or not you are able to attend in person, your vote is important. In addition to using the enclosed proxy card to vote your shares, you may submit your vote via the internet or a toll-free telephone number. Instructions for using these services are provided on your proxy card. Mailing in your proxy card or voting your shares by using the telephone or the internet will not limit your right to withdraw your proxy and vote in person, should you wish to attend the meeting.

        Thank you for your ongoing support of THQ.

Very truly yours,

Brian J. Farrell Chairman of the Board of Directors, President and Chief Executive Officer

THQ Inc.
29903 Agoura Road
Agoura Hills, California 91301

Important Notice Regarding the Availability of Proxy Materials for
THQ's 2009 Annual Meeting of Stockholders to be Held on August 6, 2009

THQ's Proxy Statement and Fiscal 2009 Annual Report on Form 10-K are available at
http://investor.thq.com

To the Stockholders of THQ Inc.:

        NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of THQ Inc., a Delaware corporation (the "Company"), will be held on Thursday, August 6, 2009 at 9:00 a.m., Pacific Daylight Time, at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361, for the following purposes, all as set forth in the attached Proxy Statement:

  1.
  To elect seven directors to serve on our Board of Directors until the next Annual Meeting and until their successors qualify and are duly elected;

  2.
  To approve an amendment to the THQ Inc. Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance by 500,000;

  3.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2010; and

  4.
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Company does not know of any matter to be presented at the Annual Meeting other than those described in the Company's Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
EACH OF THE NOMINEES AND FOR EACH PROPOSAL.

        The Board of Directors has fixed the close of business on June 8, 2009 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. If you held shares as of that date, you may vote and attend the meeting.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible using one of three convenient methods: (i) by accessing the internet site described in these voting materials or the voting instruction form provided to you; (ii) by calling the toll-free number described in these voting materials; or (iii) by signing, dating and returning your proxy card. If you choose to vote via telephone or the internet, you will have a PIN number assigned to you on the proxy card that you will use to safeguard your vote. If you sign and return your proxy and come to the meeting, your proxy may be returned to you if you wish.

By Order of the Board of Directors

Agoura Hills, California July 7, 2009	James M. Kennedy Secretary

THQ Inc.
29903 Agoura Road
Agoura Hills, California 91301

PROXY STATEMENT
dated July 7, 2009
for
THQ's 2009 Annual Meeting of Stockholders
to be Held on August 6, 2009

INFORMATION ABOUT THE 2009 ANNUAL MEETING OF STOCKHOLDERS

WHY DID WE SEND YOU THIS PROXY STATEMENT?

        We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors ("Board") is soliciting your proxy to vote at our 2009 Annual Meeting of stockholders of THQ Inc. (referred to herein as "we", "us", "THQ", or the "Company"). The Proxy Statement also gives you information on the proposals to be voted upon at the Annual Meeting, as well as other information so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote. You may instead vote by mail using the enclosed proxy card, or vote by using the internet or the telephone as described in the instructions printed on your proxy card.

TIME, DATE AND PLACE OF THE ANNUAL MEETING

        Our Annual Meeting will be held at 9:00 a.m., Pacific Daylight Time, on Thursday, August 6, 2009 at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361. If you have any questions regarding this Proxy Statement or the Annual Meeting, you may direct them in writing to our Secretary at our mailing address as set forth on the cover page.

WHAT AM I VOTING ON?

        At our Annual Meeting, we are asking you to:

  •
  Elect seven directors;

  •
  Approve an amendment to the THQ Inc. Employee Stock Purchase Plan ("ESPP") to increase by 500,000 the number of shares of common stock reserved for issuance under the ESPP;

  •
  Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2010; and

  •
  Conduct any other business properly brought before the meeting.

WHY ARE YOU AMENDING THE EMPLOYEE STOCK PURCHASE PLAN?

        We are amending the ESPP to increase the number of shares available for issuance by an additional 500,000 shares. The ESPP enables our employees (other than Senior Vice Presidents and above) to purchase our common stock at a discount through payroll deductions and provides continuing opportunities for our employees to become stockholders. It also provides an incentive for continued employment. Because we have recently amended the ESPP to limit the number of shares that employees may purchase during each offering period, we estimate that the proposed increase of shares available for issuance under the ESPP will permit current and future employees to participate in the ESPP through February 2011.

        For more information regarding the proposed amendment to the ESPP, please see "Proposal Number 2—Approval of an Amendment to the THQ Inc. Employee Stock Purchase Plan" below.

WHO CAN VOTE?

        The Board has set June 8, 2009 as the record date for the Annual Meeting. You are entitled to vote if you held our common stock, either as a stockholder of record or as a beneficial owner, as of the close of business on such date.

HOW MANY VOTES DO I HAVE?

        Each share of common stock is entitled to one vote on each of the matters presented for a vote at the Annual Meeting.

HOW MANY VOTES ARE REQUIRED TO CONDUCT THE MEETING?

        A majority of our outstanding shares of common stock as of June 8, 2009 must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. As of this date, there were 67,471,659 shares of common stock outstanding and entitled to vote. Shares representing a majority, or 33,735,830, of these votes must be present. This is called a quorum. Abstentions and shares held by a broker or other nominee holding shares for a beneficial owner that are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (a "broker non-vote") will be counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

HOW DO I VOTE IN PERSON?

        Your shares may be voted at the Annual Meeting if you are present in person or represented by a valid proxy.

HOW DO I VOTE BY PROXY?

        If you properly fill in your proxy card and send it to us in time to vote, or if you vote by using the internet or vote by telephone as instructed on your proxy card, your "proxies" (Brian J. Farrell and Paul J. Pucino) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxies will vote your shares as follows:

  •
  FOR the election of seven directors;

  •
  FOR the amendment to the THQ Inc. Employee Stock Purchase Plan ("ESPP") to increase by 500,000 the number of shares of common stock reserved for issuance under the ESPP; and

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2010.

        Even if you currently plan to attend the Annual Meeting, it is a good idea to complete and return your proxy card, or vote by using the internet or the telephone before the Annual Meeting date, just in case your plans change.

CAN I REVOKE MY PROXY?

        Yes. You may revoke your proxy by delivering written notice, or a properly executed and later dated proxy, to our Secretary at any time prior to the close of the voting. In addition, if you attend the Annual Meeting you may vote your shares personally and revoke your previously granted proxy at that time. Attendance at the Annual Meeting will not, in itself, constitute a revocation of a previously granted proxy. If you submit a valid proxy and do not subsequently revoke it, your shares will be voted as provided on the proxy.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A "STREET NAME" HOLDER?

        If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

        If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in "street name".

HOW WILL MY SHARES BE VOTED IF THEY ARE HELD IN STREET NAME?

        If your shares are held in "street name", you should receive voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions. If you do not give your broker or nominee instructions as to how to vote your shares, they may be voted only on matters for which the broker or nominee has discretionary authority under applicable rules. These votes, called "broker non-votes", will be counted for purposes of determining whether a quorum is present, will be counted with respect to Proposal 1 and will have no effect on Proposals 2 and 3.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

        Election of Directors (Proposal 1):    In the election of directors, you may vote either "for" each nominee or "withhold" your vote for each nominee. The seven nominees receiving the highest number of "for" votes will be elected as directors.

        Approval of the Amendment to the ESPP to Increase the Number of Shares Authorized for Issuance (Proposal 2):    You may vote "for", "against", or "abstain" from voting with respect to approval of the amendment to our ESPP. Approval of the amendment requires the affirmative vote of a majority of the voting shares present at the meeting in person or by proxy and voting for or against this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

        Ratification of Deloitte & Touche (Proposal 3):    You may vote "for", "against", or "abstain" from voting with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010. Abstentions, although counted for purposes of determining whether a quorum is present, will not be counted for any other purpose with respect to this proposal.

        All Other Matters:    All other matters being voted upon will be approved if a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon, cast affirmative votes with respect to such matters.

        If you sign and return your proxy without voting instructions, your shares will be counted as a "for" vote in favor of each nominee and "for" each other proposal.

WHO WILL COUNT THE VOTE?

        Votes cast in person or by proxy prior to the close of voting at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will (i) determine whether a quorum exists, (ii) determine the authenticity, validity and effect of proxies, and (iii) receive and count the votes of our shares of common stock.

WILL ANYTHING ELSE BE VOTED ON AT THE ANNUAL MEETING?

        Our Board knows of no matters, other than those stated above, to be presented and considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

        We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in the quarterly report on Form 10-Q for our quarter ending September 30, 2009, which we will file with the Securities and Exchange Commission. Once filed, you can request a copy of the Form 10-Q by contacting our Investor Relations department at (818) 871-5125. You can also get a copy on the internet at http://investor.thq.com/ or through the SEC's electronic data system, called EDGAR, at www.sec.gov.

COSTS OF SOLICITING THESE PROXIES

        We pay the expenses of preparing, printing and mailing this Proxy Statement and the proxy cards. Proxies may be solicited by our officers, directors and regular employees, without extra pay, by personal interviews, telephone, mail, e-mail or other appropriate means. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will reimburse such persons for their reasonable out-of-pocket expenses. We may also hire a proxy solicitor to assist us with the solicitation of proxies.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

        Our nominees for the election of directors at the Annual Meeting include six independent directors, as defined in the applicable rules for companies traded on the NASDAQ Global Select Market (NASDAQ), and our chief executive officer, Brian J. Farrell. Stockholders elect all directors annually. At the recommendation of the Nominating/Corporate Governance Committee, the Board has selected the nominees to serve as directors for the one-year term beginning at the Annual Meeting on August 6, 2009 or until their successors, if any, are elected or appointed.

        Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this proposal. If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

        Pursuant to THQ's Bylaws, directors shall be elected by a plurality of the votes cast in the election of the directors. In accordance with our Bylaws, since our Secretary did not receive timely and proper notice from a stockholder indicating an intention to nominate one or more candidates to compete with the Board's nominees, the election of directors is considered "uncontested" and therefore, the seven nominees nominated by the Board will be elected to the Board.

        All director nominees are currently serving on the Board. There is no family relationship between any nominee and any other nominee or executive officer of the Company. In the last fiscal year, there was one reportable business relationship between the Company and a director. See "Related Party Transactions" on page 11 for specific information as to the business relationship.

        The Board recommends that you vote "FOR" the election of each of the following nominees:

        Brian J. Farrell (age 55) has been our President and Chief Executive Officer since January 1995 and a director since March 1993. Between October 1992 and January 1995, Mr. Farrell served as our Executive Vice President and Chief Operating Officer. From July 1991 to October 1992, Mr. Farrell served as our Vice President, Chief Financial Officer and Treasurer. From 1984 until joining us, Mr. Farrell was Vice President and Chief Financial Officer of Hotel Investors Trust, a real estate investment trust. Mr. Farrell was employed by Deloitte Haskins & Sells, a predecessor of Deloitte & Touche LLP, an international accounting firm and our current auditors, from 1978 to 1984.

        Lawrence Burstein (age 66) has been a director since July 1991. Since March 1996, Mr. Burstein has served as President and a director and has been a stockholder of Unity Venture Capital Associates Ltd., a private investment company. From 1986 through March 1996, Mr. Burstein was President, a director and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is a director of CAS Medical Systems, Inc., I.D. Systems, Inc., Atrinsic, Inc. and Millenium India Acquisition Corp.

        Henry T. DeNero (age 63) has been a director since June 2003. Since January 2001, Mr. DeNero has been an independent management consultant. From January 1999 to December 2000, he was Chairman and Chief Executive Officer of HomeSpace, Inc., an Internet company in the real estate and mortgage services business. From July 1995 to December 1998, he was Executive Vice President of First Data Corporation, a computer services company. From June 1994 to June 1995, Mr. DeNero was an independent management consultant. From April 1992 to April 1994, he was Vice Chairman and Chief Financial Officer of Dayton Hudson Corporation (now Target Corporation), a general merchandise retailer. From 1973 to 1992, he was with the management consulting firm, McKinsey & Company, Inc., first as an associate and later as a principal (junior partner) and then a director (senior partner) of the firm. Mr. DeNero is also a director of Western Digital Corporation and Vignette Corporation.

        Brian P. Dougherty (age 52) has been a director since November 2002. Mr. Dougherty is the founder and Chief Executive Officer of AirSet, Inc. (formerly Airena, Inc.), a software development company. Prior to AirSet he was the Chairman and Chief Technology Officer of Wink Communications, a provider of end-to-end interactive television services to the cable and satellite industries that he founded in 1995 and sold to Liberty Media in 2002. Mr. Dougherty also founded Geoworks in 1983; over his ten year tenure as Chief Executive Officer of Geoworks, the company developed video games for consoles and PCs, productivity software and operating systems for PCs, and operating systems and applications for mobile phones. His first company, Imagic, developed games for various consoles including Atari, Intellivision, Colecovision, and Commodore 64, and was purchased by Activision in 1984. Mr. Dougherty has a BS in Electrical Engineering and Computer Science from UC Berkeley. Mr. Dougherty is a board member of AirSet, Inc.

        Jeffrey W. Griffiths (age 58) has been a director since October 2005. Since September 2006, Mr. Griffiths has served as the President and Chief Executive Officer of Lumber Liquidators, a national retailer of hardwood flooring. Mr. Griffiths was President and Chief Executive Officer of video game retailer Electronics Boutique Holdings Corp. ("EB") from 2001 through 2005, when EB merged with GameStop Corp. Mr. Griffiths' career at EB spanned more than 20 years. He served as Vice President and Senior Vice President of Merchandising, Marketing and Distribution for EB from 1987 to 1996 and from 1996 to 2001, respectively. Mr. Griffiths also served as a director of EB from 2001 to 2005 and of Game PLC, formerly Electronics Boutique PLC, from 1995 to 1997. Mr. Griffiths holds an MBA from Temple University and a BA from Albright College. He serves on the board of Trustees of Albright College and the board of directors of the Philadelphia Academies Inc. and Lumber Liquidators.

        Gary E. Rieschel (age 53) joined our Board as a director in January 2007. Mr. Rieschel has more than 25 years of operating and investing experience in the information technology industry. He is the founder of Qiming Venture Partners, a $500 million fund that invests in early stage Chinese companies. Mr. Rieschel also founded SOFTBANK Venture Capital/Mobius Venture Capital, a $2 billion fund based in the United States, which invested in more than 50 technology companies during Mr. Rieschel's tenure. Prior to his years as a venture capitalist, Mr. Rieschel held senior executive positions at Cisco Systems, Intel Corporation, Sequent Computer Systems and nCUBE.

        James L. Whims (age 54) has been a director since April 1997. Since 1996, Mr. Whims has been a Managing Director of TechFund Capital I, L.P., TechFund Capital II, L.P., and since 2001, TechFund Capital Europe, venture capital firms concentrating on high-technology enterprises. From 1994 to 1996, Mr. Whims was Executive Vice President of Sony Computer Entertainment of America. Mr. Whims is also a board member of Synaptics Inc. and numerous private company boards. Mr. Whims holds an MBA from the University of Arizona and a BA from Northwestern University.

CORPORATE GOVERNANCE

The Role of the Board of Directors

        It is the paramount duty of our Board to oversee management in the long-term interests of THQ and our stockholders. To satisfy that duty, the Board takes an active role in THQ's affairs and serves as the ultimate decision-making body of THQ, except for those matters reserved to or shared with the stockholders. The Board's responsibilities include:

  •
  Reviewing the performance of our Chief Executive Officer and other senior executives in achieving corporate goals and objectives;

  •
  Hiring and determining the compensation of the Company's Chief Executive Officer and other executive officers, as well as implementing the Board-approved CEO succession plan;

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  Reviewing and approving our major financial objectives and strategic operating plans, business risks and actions; and

  •
  Overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

        In fulfilling these responsibilities, directors bring to THQ a wide range of experience, knowledge and judgment. These varied skills mean that the Board has the ability to effectively monitor the policies and decisions of THQ's management, including the execution of THQ's strategies.

        The Board has adopted Corporate Governance Guidelines for the Company, which may be viewed in the corporate governance section of our investor relations website at http://investor.thq.com.

Board Composition

        There are currently seven Board members. Each member of our Board is elected annually and serves until his or her successor is elected or appointed. As required by NASDAQ's listing standards, a majority of the members of our Board qualify as "independent". Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of NASDAQ. Consistent with these considerations, the Board has affirmatively determined that all members of our Board are independent other than Mr. Farrell, our Chief Executive Officer.

Board Meetings

        The Board holds regularly-scheduled quarterly meetings. In addition, special meetings of the Board may be called at any time to address specific needs of THQ. In the fiscal year ended March 31, 2009 ("fiscal 2009"), there were seven meetings of the Board held in person or by telephone conference call. The independent directors of the Board meet in executive session (i.e., without non-independent directors or members of management present) at each regularly-scheduled quarterly Board meeting and at any other time requested by an independent director. All directors except Mr. Dougherty attended at least 75% of the Board meetings and meetings of the committees on which they served during fiscal 2009. Mr. Dougherty attended 71% of the Board meetings and 74% of the meetings of the committees on which he served in fiscal 2009. Mr. Dougherty's attendance at Board meetings and meetings of the committees on which he served was less than 75% due to the fact that he missed a Board meeting, Compensation Committee meeting and Nominating/Corporate Governance Committee meeting on both July 31, 2008 (when he was travelling outside of the United States) and January 20-21, 2009 (when he was attending the Presidential inauguration). Mr. Dougherty attended 95% (19 out of 20) of the remainder of the Board meetings and meetings of the committees on which he served during fiscal 2009.

Committees of the Board of Directors

        The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee. Each committee of the Board consists entirely of independent directors. Members of the individual standing committees are named on the following chart:

Name	Audit	Compensation	Nominating/ Corporate Governance
Lawrence Burstein	X		X*
Henry T. DeNero	X*	X
Brian P. Dougherty		X	X
Jeffrey W. Griffiths	X
Gary E. Rieschel			X
James L. Whims		X*	X
Total Meetings in Fiscal 2009	12	15	4

  *
  Committee Chairperson

        Each committee is governed by a charter, which is intended to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations and to make decisions that are independent of the Company's management. The committee charters are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The charter for each committee of the Board may be viewed in the corporate governance section of our investor relations website at http://investor.thq.com.

        Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

        Audit Committee.    The Audit Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee's role includes the appointment, compensation, retention and oversight of our independent registered public accounting firm. Additional primary responsibilities of the Audit Committee include the review of the effectiveness of our internal controls over financial reporting, review and approval of proposed related party transactions, review of procedures for complaints by Company employees regarding accounting, internal accounting controls or audit matters, and oversight of the Company's internal audit function. The specific responsibilities and functions of the Audit Committee are delineated in the Audit Committee Charter. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. In addition, the Board has determined that Mr. DeNero is an "audit committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules.

        Compensation Committee.    The primary responsibilities of the Compensation Committee are to: (i) review and make recommendations to the Board with respect to compensation of our executive officers; (ii) oversee and advise the Board on the adoption of policies that govern the Company's compensation programs; (iii) oversee the Company's administration of its stock-based compensation and other benefit plans; and (iv) approve grants of stock-based compensation awards. The Compensation Committee's role includes reviewing, discussing, and recommending to the Board that the Compensation Discussion and Analysis be included in the Company's proxy statement, as required by SEC rules. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter.

        Nominating/Corporate Governance Committee.    The principal responsibilities of the Nominating/Corporate Governance Committee with respect to nominating functions are to establish criteria for candidates for the Board, establish a process for identifying and evaluating candidates for the Board, recommend candidates to the Board as director nominees, adopt policies for recommendation to the Board with regard to the consideration of candidates recommended by stockholders, evaluate the size of the Board, and evaluate the structure, operation and membership of committees of the Board. With respect to corporate governance functions, the Nominating/Corporate Governance Committee reviews and assesses the adequacy of our corporate governance policies and recommends changes to the Board, reviews related-party transactions for conflicts of interest, reviews and assesses our governing documents and annually assesses the effectiveness of the operation of the Board and its committees. The specific responsibilities and functions of the Nominating/Corporate Governance Committee are delineated in the Nominating/Corporate Governance Committee Charter.

Director Nomination Process

        In evaluating nominees for directors to recommend to the Board, the Nominating/Corporate Governance Committee will take into account many factors within the context of the characteristics and needs of the Board as a whole. While the specific needs of the Board may change from time to time, all nominees for director are considered on the basis of the following qualifications:

  •
  the highest level of personal and professional ethics and integrity;

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  practical wisdom and mature judgment;

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  broad training and significant leadership experience in business, entertainment, technology, finance, corporate governance, public interest or other disciplines relevant to our long-term success;

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  a willingness to represent the best interests of all our stockholders and objectively appraise management's performance; and

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  the ability to provide different perspectives on issues presented to the Board, including through diversity of professional experience, race, gender, age and national origin.

        In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider the director's tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, and continued independence (including any actual, potential or perceived conflicts of interest), as well as changes in the director's principal occupation or professional status.

        Stockholders may nominate a director in accordance with the notice provisions set forth in THQ's Bylaws. In order for a stockholder to properly nominate a director for consideration at an annual meeting of stockholders, a proponent must include certain information about itself, including the proponent's address and stock ownership information, and a representation that the proponent intends to appear in person or by proxy at the annual meeting to propose such nomination. Additionally, information is required to be provided about a beneficial owner on whose behalf a nomination is made, including: (a) detailed ownership information regarding the beneficial owner; (b) a description of any agreement, arrangement or understanding with respect to the nomination between or among such beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of the Securities Exchange Act of 1934, as amended ("Exchange Act") Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner); (c) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, such beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of THQ's capital stock, or increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of THQ's stock; and (d) a representation whether the beneficial owner will engage in a solicitation with respect to the nomination and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the THQ's outstanding capital stock required to nominate the director proposed by the stockholder. THQ may also require any proposed nominee to furnish such other information as may reasonably be required by THQ to determine the eligibility of such proposed nominee to serve as a director, including information relevant to a determination whether such proposed nominee can be considered an independent director. All information must be updated by the proponent as of the record date for the annual meeting and as of 5 business days prior to the annual meeting.

        In addition to the above-mentioned requirements, in order for a stockholder to nominate a director for election at an annual meeting, advance notice must be delivered to our Secretary not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the date on which public announcement (as defined below) of the date of such meeting is first made by THQ.

        The advance notice provisions described above are qualified in their entirety by reference to THQ's Bylaws.

        We do not currently pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential director nominees.

Board Governance

        The Board has adopted the following policies with respect to its governance:

        Service on Boards of Other Companies.    Directors are encouraged to limit the number of other boards on which they serve, taking into account potential board attendance, participation and effectiveness on these boards. Non-employee directors may not serve simultaneously on more than four public company boards in addition to the Company's Board. The Company's Chief Executive Officer may only serve on one public company board in addition to the Company's Board. Directors should also advise the Chairman of the Board and the Chairman of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another board.

        Directors Who Change Their Present Job Responsibilities.    If a non-employee director changes his or her occupation or retires from his or her principal employment, such director is required to submit a letter of resignation to the Chairman of THQ's Board. Action on such conditional offer of resignation is by Board resolution, upon recommendation of the Nominating/Corporate Governance Committee.

        Director Education.    Serving on the Board requires significant time and attention and each of the directors is expected to devote the time and effort necessary to understand the business of the Company and to properly discharge such director's responsibilities. The Company requires its newly elected directors to attend an initial orientation program and thereafter requires that directors attend at least one continuing education program each year to assist them in performing their Board responsibilities.

        Attendance at Annual Stockholder Meetings.    Each director is strongly encouraged to attend the Company's annual meeting of stockholders. In 2008, Brian Farrell, our Chairman, President and Chief Executive Officer, and five other directors attended the annual stockholder meeting.

Director Stock Ownership Guidelines

        On May 13, 2008, the Board adopted ownership guidelines for non-employee director stock ownership. The guidelines provide that a non-employee director must own an amount of the Company's common stock equal to at least ten times (10X) a director's annual base retainer, which is currently $24,000. Therefore the current guideline threshold for stock ownership by non-employee directors is $240,000. Our current directors have five years to meet these ownership guidelines from the time of adoption. New directors will have five years from the time they are named to a qualifying position to meet the ownership guidelines. Although the current directors are not required to meet the ownership guidelines until May 13, 2013, as of June 8, 2009, Lawrence Burstein, Brian P. Dougherty and James L. Whims each held more than $240,000 worth of the Company's common stock, based upon the closing price of our common stock on such date, which was $8.02 per share.

RELATED PARTY TRANSACTIONS

        As a general matter, it is the Company's preference to avoid related party transactions. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which the Company is a participant and in which any of the following persons has or will have a direct or indirect interest:

  •
  an executive officer, director or director nominee of the Company;

  •
  any person who is known to be the beneficial owner of more than 5% of the Company's common stock;

  •
  any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of the Company's common stock; or

  •
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest.

        The Company's Audit Committee charter includes a written policy whereby in the event such a transaction is proposed, it must be submitted to and approved by the Audit Committee. Additionally, the Company's Nominating/Corporate Governance Committee charter requires such committee to review related party transactions for conflicts of interest and to approve any such transactions.

        On an annual basis, each director and executive officer is required to complete a questionnaire, which requires disclosure of any transactions that the director or executive officer, or his or her immediate family members or associates, may have with the Company in which the director or executive officer, or his or her immediate family members or associates, has a direct or indirect material interest. The Audit Committee, which is responsible for reviewing and approving any related party transactions, considers the responses in the questionnaires and other information regarding potential relationships between the Company and its directors and executive officers. Additionally, the Company's Code of Business Conduct and Ethics includes a written policy that prohibits its directors and officers from engaging in activities that could give rise to an actual or potential conflict of interest with the Company.

        In fiscal 2009, both the Audit Committee and the Nominating/Corporate Governance Committee reviewed and approved a related party transaction involving one of the Company's directors, Gary E. Rieschel. Mr. Rieschel recused himself from the discussion (other than answering questions from the committees) and resolutions regarding this transaction. In August 2008, the Company formed a joint venture with Ice Entertainment, Inc., a Delaware company that is wholly-owned by ICE Entertainment Limited, a Cayman Islands exempted company ("ICE"). Mr. Rieschel is a director of both THQ and ICE. Additionally, he is the managing director of a venture fund that owns approximately 15% of ICE.

        The joint venture, THQ*ICE LLC, ("THQ*ICE") is a Delaware limited liability company that was formed for the initial purpose of operating online games in North America. THQ owns 50% of the membership interests in THQ*ICE and ICE Entertainment, Inc. owns 50% of the membership interests.

THQ made an initial capital contribution of $3,500,000 to THQ*ICE during fiscal 2009. ICE contributed $500,000 to THQ*ICE and also assigned to THQ*ICE (i) certain intellectual property, and (ii) its rights under the license agreement between ICE and Barunson Interactive Co., Ltd. to operate the game Dragonica™ Online in North America.

        Because Mr. Rieschel has an indirect interest in the related party transaction through his management of the venture fund that owns 15% of ICE, THQ can not calculate the approximate dollar value of the amount of his interest in the transaction.

        There were no other related party transactions reported in fiscal 2009.

CHARTERS AND CODES OF ETHICS

        The Board has adopted charters for each of its committees, and has adopted a Code of Ethics for Executive Officers and Other Senior Financial Officers as well as a Code of Business Conduct and Ethics for directors, officers and employees of THQ (the "Codes"). The charters and the Codes are available on the investor relations section of our web site at http://investor.thq.com. We will post amendments to our charters and Codes on our website as well as disclose any waivers granted under the Codes. Copies of our charters and Codes are available without charge by contacting our Investor Relations department at (818) 871-5125.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        We invite stockholders to communicate any concerns they may have about our Company directly and confidentially with the non-management directors as a group by writing to the Non-Management Directors, c/o Secretary, THQ Inc., 29903 Agoura Road, Agoura Hills, CA 91301. Such communications shall be delivered by the Secretary directly to the chairman of the Nominating/Corporate Governance Committee.

DIRECTOR COMPENSATION

        Brian J. Farrell received no compensation for serving as a director, except that he, like all directors, is eligible to receive reimbursement of any expenses incurred in attending Board and committee meetings. He is not listed in the table below since he is also a named executive officer and his compensation is fully reflected in the Summary Compensation Table on page 30 herein.

        The compensation of each other director of the Company during fiscal 2009 was as follows:

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	Option Awards(2) ($) (d)	Total ($) (j)
Lawrence Burstein(3)	$60,500	$40,986	$34,616	$136,102
Henry T. DeNero(3)	81,500	40,986	34,616	157,102
Brian P. Dougherty(3)	45,500	40,986	34,616	121,102
Jeffrey W. Griffiths(3)	46,500	40,986	34,616	122,102
Gary E. Rieschel(3)	34,000	40,986	34,616	109,602
James L. Whims(3)	63,500	40,986	34,616	139,102

(1)
These amounts represent annual retainer fees, committee and/or chairmanship fees, and meeting fees, as described in the narrative disclosure below.

(2)
Amounts disclosed under "Stock Awards" and "Option Awards" represent the stock-based compensation expense recognized for financial statement reporting purposes pursuant to FAS 123(R) rather than an amount paid to or realized by the director. Because we expense our equity awards over the vesting periods, the expense recognized for each director in fiscal 2009 includes expense related to equity awards granted in fiscal 2008, and does not include all expense associated with the fiscal 2009 awards, some of which will be recognized in fiscal 2010. The grant date fair value of the Stock Awards for each director was $61,479 and the grant date fair value of the Option Awards for each director was $52,574. See Note 16 to the Company's consolidated financial statements included in its Form 10-K for the fiscal year ended March 31, 2009 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS 123(R). There can be no assurance that the FAS 123(R) amounts will ever be realized.

(3)
As of March 28, 2009, the last day of fiscal 2009, the aggregate number of equity awards outstanding was as follows: Mr. Burstein—68,314 exercisable options, 5,000 unexercisable options, and 1,350 unvested DSUs; Mr. DeNero—76,752 exercisable options, 5,000 unexercisable options, and 1,350 unvested DSUs; Mr. Dougherty—76,752 exercisable options, 5,000 unexercisable options, and 1,350 unvested DSUs; Mr. Griffiths—43,000 exercisable options, 5,000 unexercisable options, and 1,350 unvested DSUs; Mr. Rieschel—25,000 exercisable options, 5,000 unexercisable options, and 1,350 unvested DSUs; and Mr. Whims—76,752 exercisable options, 5,000 unexercisable options, and 1,350 unvested DSUs.

Narrative Disclosure to Director Compensation Table

        Our directors receive compensation for their service only if they are not THQ employees. Mr. Farrell therefore receives no compensation for serving as a director. During fiscal 2009, each non-employee director received an annual retainer of $24,000 and an equity grant of 12,000 stock options and 4,050 Deferred Stock Units ("DSUs"). Pursuant to the Board policy that provides that all non-employee directors will receive their annual grants on the date of the annual stockholders meeting, the equity awards were granted to the directors on July 31, 2008. The option grants have an exercise price of $15.18, which was the closing price of THQ's common stock on the grant date. The stock options and DSUs vest monthly over a 12-month period, but the DSUs are not subject to conversion into common stock and released to a director until the 13-month anniversary of the award date.

        Directors receive the following additional amounts:

  •
  an annual retainer of $20,000 for the Audit Committee chairman;

  •
  an annual retainer of $10,000 for each other Board committee chair;

  •
  a per meeting fee of $1,500 for attendance at each Board meeting; and

  •
  a per meeting fee of $1,000 for attendance at each committee meeting.

        Additionally, the Board has adopted the following policies with respect to director compensation:

  •
  the grant date fair value of the annual equity grants of DSUs shall be capped at $125,000;

  •
  annual cash retainers may be converted into additional DSUs at the rate of $1 cash for $1 grant date fair value in DSUs, but only if the grantee irrevocably elects to defer payment of the DSUs settlement until a date which is 13 months following the conversion of the cash retainer into DSUs settlement. None of the directors converted their cash retainers into DSUs during fiscal 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

        The following table shows, as of June 8, 2009, the number of shares of THQ common stock owned by beneficial owners known to us to hold more than 5% of our common stock. As of June 8, 2009, there were 67,471,659 shares of our common stock outstanding. We only have one class of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
OppenheimerFunds, Inc 6803 S. Tucson Way Centennial, CO 80112-3924	9,994,117	(1)	14.81%
Barclays Global Investors UK Holdings Limited 1 Churchill Place Canary Wharf London England E14 5HP	4,038,555	(2)	5.99
Columbia Wanger Asset Management, L.P. 227 West Monroe Street, Suite 3000 Chicago, IL 60606	3,415,000	(3)	5.06

(1)
Based on information contained in a report on Schedule 13F-HR dated and filed with the SEC on May 14, 2009 by OppenheimerFunds, Inc. ("Oppenheimer"). Oppenheimer reported sole voting authority with respect to 9,994,117 shares.

(2)
Based on information contained in a report on Schedule 13F dated May 12, 2009 and filed with the SEC on May 14, 2009 by Barclays Global Investors UK Holdings Limited ("Barclays") on behalf of itself and the following Other Included Managers: Barclays Global Investors Ltd, Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Global Investors Australia Ltd, Barclays Global Investors Canada Ltd, Barclays Global Investors Japan Ltd, and Barclays Global Investors (Deutschland) AG. Barclays reported sole voting authority with respect to 3,762,960 shares and no voting authority with respect to 275,595 shares.

(3)
Based on information contained in a report on Schedule 13F dated May 5, 2009 and filed with the SEC on May 12, 2009 by Columbia Wanger Asset Management, L.P. ("Columbia"). Columbia reported sole voting authority with respect to 3,235,000 shares and no voting authority with respect to 180,000 shares.

BENEFICIAL OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of June 8, 2009 by each of our director nominees and current executive officers and by all director nominees and current executive officers as a group. As of June 8, 2009, there were 67,471,659 shares of our common stock outstanding. Unless otherwise indicated below, each individual named in the table has sole voting power and sole investment power with respect to all of the shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Brian J. Farrell	933,544	(2)	1.38%
Lawrence Burstein	100,762	(3)	*
Henry T. DeNero	77,026	(4)	*
Brian P. Dougherty	95,640	(5)	*
Jeffrey W. Griffiths	72,150	(6)	*
Gary E. Rieschel	36,075	(7)	*
James L. Whims	151,814	(8)	*
Danny Bilson	11,667	(9)	*
Douglas C. Clemmer	90,183	(10)	*
Ian Curran	163,591	(11)	*
Steven F. Dauterman	127,167	(12)	*
James M. Kennedy	206,153	(13)	*
Paul J. Pucino	10,000		*
All Director Nominees and Executive Officers as a group (13 individuals)	2,075,772		3.08%

*
Less than 1%.

(1)
The address for each individual is c/o THQ Inc., 29903 Agoura Road, Agoura Hills, California 91301.

(2)
Includes 502,289 shares of common stock issuable upon exercise of options exercisable within 60 days, 34,791 common shares of performance accelerated restricted stock ("PARS"), 4,667 shares of common stock issuable upon expiration of deferral period for vested performance accelerated restricted stock units ("PARSUs"), 50,000 shares of common stock held of record by the Denise M. Farrell 2009 Grantor Retained Annuity Trust ("GRAT"), 50,000 shares of common stock held of record by the Brian J. Farrell 2009 GRAT, and 391,797 shares of common stock held of record by the Farrell Family Trust dated June 27, 2007.

(3)
Includes 64,876 shares of common stock issuable upon exercise of options exercisable within 60 days.

(4)
Includes 64,876 shares of common stock issuable upon exercise of options exercisable within 60 days, 4,050 shares of common stock issuable upon expiration of deferral period for vested PARSUs, and 8,100 shares of common stock issuable upon expiration of deferral period for vested deferred stock units ("DSUs").

(5)
Includes 64,876 shares of common stock issuable upon exercise of options exercisable within 60 days and 30,764 shares of common stock held of record by The Anna M. Lijphart and Brian P. Dougherty Living trust u/t/a dated August, 1995.

(6)
Includes 48,000 shares of common stock issuable upon exercise of options exercisable within 60 days, 4,050 shares of common stock issuable upon expiration of deferral period for vested PARSUs, and 8,100 shares of common stock issuable upon expiration of deferral period for vested DSUs.

(7)
Includes 30,000 shares of common stock issuable upon exercise of options exercisable within 60 days and 6,075 shares of common stock issuable upon expiration of deferral period for vested DSUs.

(8)
Includes 64,876 shares of common stock issuable upon exercise of options exercisable within 60 days, 4,050 shares of common stock issuable upon expiration of deferral period for vested PARSUs, 8,100 shares of common stock issuable upon expiration of deferral period for vested DSUs and 224 shares of common stock held of record by TechFund Capital L.P. ("TechFund"). Mr. Whims is a managing member of the general partner of TechFund and accordingly may be deemed to share beneficial ownership of the shares of common stock held of record by TechFund. Mr. Whims disclaims beneficial ownership of such shares.

(9)
Includes 11,667 shares of common stock issuable upon exercise of options exercisable within 60 days.

(10)
Includes 88,837 shares of common stock issuable upon exercise of options exercisable within 60 days.

(11)
Includes 153,651 shares of common stock issuable upon exercise of options exercisable within 60 days and 9,940 common shares of PARS.

(12)
Includes 127,167 shares of common stock issuable upon exercise of options exercisable within 60 days

(13)
Includes 190,533 shares of common stock issuable upon exercise of options exercisable within 60 days and 12,425 common shares of PARS.

EXECUTIVE OFFICERS

        As of July 7, 2009, our executive officers are Brian J. Farrell, Danny Bilson, Doug Clemmer, Ian Curran, Steve Dauterman, James M. Kennedy and Paul J. Pucino. Information with respect to Mr. Farrell is set forth above in "Election of Directors". All of our executive officers are appointed by and serve at the discretion of the Board.

        Danny Bilson (age 52) was appointed our Executive Vice President, Core Games in June 2009. In this role, Mr. Bilson is responsible for our core-gamer, fighting and racing games business unit. Mr. Bilson previously served as our Senior Vice President, Creative Development since October 2008 and prior to that as our Vice President of Creative Development since he joined the Company in February 2008. Prior to joining the Company, Mr. Bilson was a principal in his own production company, Pet Fly, where he wrote, directed and produced original television series and pilots for major Hollywood studios such as Warner Bros./CBS, Warner Bros./ABC, Paramount/NBC/First Run Syndication and Paramount/UPN and also wrote and produced several feature films. Mr. Bilson was employed by Electronic Arts from 1999 through 2004, where he co-produced The Sims and went on to become Vice President Intellectual Property Development providing creative direction, concept design, story and scripts for several major Electronic Arts franchises. Danny has been a member of the faculty of the USC School of Cinematic arts since 2005, where he leads the interactive fiction section.

        Douglas C. Clemmer (age 50) was appointed our Executive Vice President, Kids/Family/Casual Games in June 2009. In this role, Mr. Clemmer is responsible for our kids, family and mass appeal games business unit. Mr. Clemmer previously served as a Senior Vice President of the Company and President of our both our Valusoft and our wireless divisions. Prior to THQ's acquisition of Valusoft in 2003, Mr. Clemmer founded and sold several companies, including Radix, a hardware distribution company that was sold to Microware Distributors and One Source Marketing, a company representing several well-known video game publishers (Sega, Virgin, Compton's and Ubisoft among others).

        Ian Curran (age 42) was appointed Executive Vice President, Global Publishing in June 2009. He previously served as our Executive Vice President, International from July 2007 and our Senior Vice President, International Publishing from December 2004. In his current role, Mr. Curran is responsible for overseeing our worldwide sales and distribution activities. Prior to June 2009, Mr. Curran was responsible for overseeing all of THQ's sales and distribution activities outside of North America. From October 2003 to December 2004, Mr. Curran served as Vice President, European Publishing and prior to this, between October 2000 and October 2003, was Managing Director responsible for all the publishing activities within the United Kingdom and Export divisions. From December 1998 to September 2000, Mr. Curran served as UK General Manager for Acclaim Entertainment Ltd. and was responsible for all sales, marketing and finance activities and between January 1997 and December 1998 his responsibilities for Acclaim were carried out in the capacity as UK Sales Director. Prior to joining Acclaim, between October 1995 and January 1997, Mr. Curran served as Head of European Sales for Warner Interactive International (Time Warner Inc.) and between November 1992 and November 1994 Mr. Curran was employed as Buying Director for Future Zone Stores Limited (Part of Rhino Group PLC—now trading as Game PLC). While in this position, his responsibilities included being a member of the main board of directors.

        Steven F. Dauterman (age 44) was appointed our Senior Vice President, Online in June 2009. In this role, Mr. Dauterman is responsible for our online division. Mr. Dauterman previously served as our Senior Vice President, Product Development since 2005. In this role, he oversaw the product development in the Asia Pacific Region, the Company's initiatives in online product development in Asia and the Company's outsourcing initiatives in Asia. From 2003 to 2004, Mr. Dauterman served as Vice President and General Manager of THQ Studio Australia. Prior to joining THQ in 2003, Dauterman was Vice President at

Electronic Arts from 1999 to 2002 where he was responsible for starting Electronic Arts' internal studio in Australia and leading their Chertsey studio in the United Kingdom. Mr. Dauterman's initial start in the video games industry was when he joined Lucasfilm Games/LucasArts Entertainment Company where he worked from 1989 to 1999 in various roles. In 1992 he was made Director of Product Development at LucasArts Entertainment Company. Mr. Dauterman graduated from the University of Colorado Boulder in 1986 with a B.S. degree in Accounting.

        James M. Kennedy (age 49) was appointed our Executive Vice President, Business and Legal Affairs in October 2004. From January 2003 to October 2004 he was the Senior Vice President, Business and Legal Affairs. He has been the Company's Secretary since August 2003. From March 2000 to January 2003, Mr. Kennedy was an adjunct professor and lecturer at the undergraduate and law school levels in the San Francisco Bay Area. From July 1995 to March 2000, Mr. Kennedy was employed at Electronic Arts Inc., an entertainment software developer and publisher, serving initially as Assistant General Counsel and from November 1995 through March 2000 as Vice President of Business Affairs. From July 1989 to July 1995, Mr. Kennedy served in executive positions at a variety of entertainment and software companies, including Mindscape, Inc., Lucas Digital Ltd., and LucasArts Entertainment Company. Between September 1984 and July 1989, Mr. Kennedy was employed as an attorney with the law firm of Gibson, Dunn & Crutcher. Mr. Kennedy holds a bachelor's degree from Princeton University, a J.D. from Boston College Law School, and an MBA in strategic leadership from Dominican University of California.

        Paul J. Pucino (age 48) was appointed our Executive Vice President and Chief Financial Officer in January 2009. From August 2007 through March 2008, Mr. Pucino was executive vice president and Chief Financial Officer of Classmates Media Corporation, a wholly-owned subsidiary of United Online. From 2005 to 2007, Pucino was Chief Financial Officer of publicly traded internet services company Digital Insight, which was merged with Intuit in February 2007. From May 2000 to January 2005, Mr. Pucino served as executive vice president and Chief Financial Officer of Tekelec, a publicly traded developer of internet and telecommunications networking equipment. Mr. Pucino earned a Bachelor's degree in Accounting from the University of Tampa and an MBA in Finance from the University of Chicago.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The following Compensation Discussion and Analysis describes the material elements of our executive compensation program during our fiscal year ended March 31, 2009 ("fiscal 2009"). Later in this proxy statement under the heading "Executive Compensation" you will find a series of tables containing specific information about the compensation earned or paid in fiscal 2009 to the following individuals, whom we refer to as our named executive officers:

  •
  Brian J. Farrell, our Chairman, President and Chief Executive Officer
  •
  Paul J. Pucino, our Executive Vice President and Chief Financial Officer
  •
  Colin Slade*, who served as our Chief Financial Officer from February 2008 until November 2008
  •
  Rasmus van der Colff**, who served as our Interim Chief Financial Officer from November 2008 through January 2009
  •
  Ian Curran, our Executive Vice President, International (appointed Executive Vice President, Global Publishing in fiscal 2010)
  •
  Scott Guthrie***, who served as our Executive Vice President, Publishing during fiscal 2009
  •
  James M. Kennedy, our Executive Vice President, Business and Legal Affairs

*
Mr. Slade served as our Chief Financial Officer through November 2008. He has been on an unpaid leave of absence since November 21, 2008.

**
Mr. van der Colff was hired in May 2007 as our Vice President, Corporate Controller. Although he served as our Interim Chief Financial Officer during a portion of fiscal 2008 and a portion of fiscal 2009 and thus compensation paid to him in both years is disclosed herein, this discussion focuses on our executive compensation program, which applies to officers of the Company who have a title of Senior Vice President and higher, and not our compensation program for non-executive officers of the Company, such as Mr. van der Colff. Mr. van der Colff resigned from the Company on March 6, 2009.

***
Mr. Guthrie served as our Executive Vice President, Publishing during fiscal 2009, but resigned from the Company on May 26, 2009 (during fiscal 2010).

        This Compensation Discussion and Analysis explains all material elements of our executive compensation program during fiscal 2009 and describes the following with respect to such program: the objectives of our program; what the program is designed to reward; each element of executive compensation; why we choose to pay each element; how we determine the amount (and, where applicable, the formula) for each element to pay; and how each compensation element and our decisions regarding that element fit into our overall executive compensation objectives and affect decisions regarding other elements. Our executive compensation program applies to officers who have title of Senior Vice President or higher.

Objectives of our Compensation Program

        The overall objectives of our executive compensation program are (i) to attract and retain key executive talent needed to achieve the Company's business objectives, and (ii) to establish an appropriate link between executive compensation and achievement of the Company's strategic and financial performance goals, including the enhancement of stockholder value. To that end, our compensation program is designed to:

  •
  Offer competitive base salaries, taking into account the pay practices of other companies with which we compete for talented executives;

  •
  Emphasize a pay-for-performance philosophy through annual cash bonus opportunities designed to reward executives for achievement of annual corporate financial performance goals as well as individual goals; and

  •
  Use stock-based incentives to motivate executives to focus on long-term strategic objectives, to align the interests of management with those of our stockholders and to provide opportunities for management to share in the benefits that they achieve for the Company's stockholders.

        All of our named executive officers, other than Mr. Farrell and Mr. Curran, serve "at will". Mr. Farrell is employed by THQ pursuant to an employment agreement, which is described in detail under the heading "Employment Agreements" on page 33. Mr. Curran is employed by THQ in the United Kingdom (UK). Under UK law, we are required to provide each of our UK employees with a statement of the main terms and conditions of employment ("Statement"). Pursuant to Mr. Curran's Statement, both he and the Company must provide the other with 12 months notice in writing in order to terminate his employment with the Company, except in the case of gross misconduct by Mr. Curran, as defined under UK law. Mr. Curran's Statement is described further on page 34.

        As described in more detail below, the material elements of our current executive compensation program include a base salary, an annual cash bonus opportunity, a long-term equity incentive opportunity, an opportunity to save for post-employment compensation through 401(k) retirement benefits and a deferred compensation program, and severance and change-in-control protection for certain actual or constructive terminations of the executive officers' employment.

        The recent economic downturn and Company performance has influenced our compensation decisions for fiscal 2009 and for our current fiscal year, fiscal 2010. During fiscal 2009, we restructured our business, implemented cost-cutting measures and committed to managing costs aggressively going forward. As discussed further below, the continued adverse economic conditions were considered in connection with fiscal 2009 compensation and with the setting of fiscal 2010 compensation. For example, we did not pay performance-based cash bonuses for fiscal 2009 and for fiscal 2010 we did not offer customary annual merit increases to our employees, including our executive officers. These actions demonstrate our continuing emphasis on pay-for-performance.

        How Total Compensation is Determined.    The Compensation Committee has responsibility for establishing and implementing the Company's compensation philosophy and objectives. The Compensation Committee, which is comprised exclusively of independent directors, oversees all compensation and benefit programs and actions that affect our named executive officers. The Compensation Committee also recommends to the Board the salaries, annual cash bonuses and long-term incentive awards for our executive officers. In order to achieve the objectives of our executive compensation program, the members of the Compensation Committee, with the assistance of our external compensation consultant, Frederic W. Cook & Co., Inc. ("Frederic Cook"), collect and analyze competitive market data on a bi-annual basis. The goal of this process is to set compensation at levels the Compensation Committee believes are competitive with amounts paid to executive officers in comparable positions at other similar-size companies in the videogame, entertainment and consumer-related software industries, which we refer to as the "comparable companies". We compare the compensation data to our executives' compensation by similarity of position. We recognize that while objective data is a good starting point for determining appropriate compensation, there may be circumstances that warrant an adjustment or deviation from the market data. For example, an executive at THQ may have broader or narrower duties than the position to which he or she is being compared in the compensation assessment. We take this into consideration and make appropriate judgments with regard to compensation levels. Other considerations may include individual performance, difficulty of replacing the executive, retention needs, tenure or importance of institutional knowledge held by the executive. Our comparable companies include:

Activision Blizzard	CNET Networks	Discovery Holding Company
DreamWorks Animation SKG	Electronic Arts	Lions Gate Entertainment
Macrovision	Marvel Entertainment	Novell
Nuance Communications	Red Hat	Scholastic Corporation
Take-Two Interactive Software	WebMD	World Wrestling Entertainment

The information we used was gathered from public filings, such as proxy statements, filed by the comparable companies.

        Role of Independent Compensation Consultants in Compensation Decisions.    The Compensation Committee has engaged Frederic Cook as an independent compensation consultant to advise the Compensation Committee on executive compensation matters. Frederic Cook reports directly to the Compensation Committee on this assignment. A representative of Frederic Cook attends meetings as requested by the Compensation Committee and provides advice directly to the Compensation Committee.

        Role of Executive Officers in Compensation Decisions.    Our management provides on-going recommendations to the Compensation Committee regarding our compensation programs. The recommendations include executive compensation plans and designs, as well as performance goals for annual cash bonuses. Our management provides its recommendations in conjunction with, and based on, general market information as well as information gathered from Frederic Cook and from internal resources, with the objective of aligning the design and operation of our compensation programs with our business strategies and objectives. In appropriate circumstances, the Compensation Committee, in its discretion, considers the recommendations of Mr. Farrell, our chief executive officer, in setting executive compensation. The Compensation Committee, however, makes all determinations regarding executive compensation to recommend to the Board, and neither Mr. Farrell nor any other executive officer is involved in the determination of his own compensation. At the invitation of the Compensation Committee, members of senior management attend meetings and make presentations to the Compensation Committee.

The Elements of THQ's Compensation Program

        Total direct compensation at THQ is comprised of three main elements:

  •
  Base salary

  •
  Annual cash bonus opportunity; and

  •
  Long-term equity incentive opportunity (stock-based awards).

        We believe that each element of total direct compensation paid to our executives helps us to achieve one or more of our compensation objectives and fosters specific behavior. The table below lists the material elements of direct compensation paid to our executives and the compensation objectives that they are designed to achieve.

Component of Compensation	Objective	Behavioral Focus
Base salary	Provides competitive level of base compensation in order to attract and retain key executives	Rewards core competence in the executive role relative to skills, knowledge, experience and contributions to the Company
Annual cash bonus opportunity	Provides variable pay opportunity in order to motivate achievement of critical annual performance metrics	Rewards meeting and surpassing Company and individual goals
Long-term equity incentive opportunity (includes awards of stock options and restricted stock units)
	Provides variable pay opportunity for long-term sustainable performance and retention while increasing executive stock ownership in the Company, aligning executives' interests with those of stockholders	Rewards individual contributions toward long-term Company growth and stockholder value creation

Mix of Pay Components. In determining the appropriate mix of compensation elements, we aim to balance the objectives of rewarding recent results and motivating long-term performance. In general we seek to set the total direct compensation of our executive officers at a level that provides a combination of fixed and variable payment between the 50th and 75th percentile of compensation paid within our comparable companies. Because pay-for-performance is the cornerstone of our executive compensation program, we generally target base salaries at or below the 50th percentile within our comparable companies and target annual cash bonuses and long-term equity incentive awards above the 75th percentile so that if the Company performs well, the total direct compensation paid to our executives is at approximately the 75th percentile within our comparable companies. The Compensation Committee has not established specific policies for allocating between fixed and variable compensation; however, in order to achieve our stated objectives with respect to our executive compensation program, the mix of compensation for our executives is weighted toward variable compensation (annual cash bonuses and long-term equity). This chart illustrates the average percentage of fixed compensation in comparison to variable compensation paid to our named executive officers in fiscal 2009*:

*
Long-term equity is calculated based upon the grant date fair value of stock and option awards pursuant to FAS 123(R). The chart excludes compensation of Mr. Pucino who began employment with the Company in January 2009, Mr. Slade who began an unpaid leave of absence in November 2008 and Mr. van der Colff who was not compensated pursuant to our executive compensation program. Because our named executive officers did not receive cash bonuses in fiscal 2009 (see below, "Annual Cash Bonus"), the above chart also illustrates the allocation between cash (34%) and non-cash (66%) compensation paid to our named executive officers in fiscal 2009.

        Base Salary.    Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions, as well as seniority and competency of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by the Compensation Committee. Base salaries are reviewed annually by the Compensation Committee and may be adjusted from time to time pursuant to such review, to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For example, an executive may undertake additional duties, but the executive's compensation is initially compared to the market compensation for standard duties based on the executive's title.

        Generally, base salaries for our named executive officers have increased by approximately 4% per year, which is approximately the same percentage as the annual base salary increases received by our non-executive employees each year. In fiscal 2009, each of the named executive officers received a 4% merit increase except for Mr. Guthrie, who received a 13% increase because he was assigned management responsibilities over the Company's marketing department. Due to the challenging financial environment and a desire to be prudent with our fixed costs during this time, we decided not to grant customary annual merit increases for our employees, including our executive officers, for fiscal 2010.

        Base salaries paid to the named executive officers in fiscal 2009 are reflected in the Summary Compensation Table on page 30.

        Annual Cash Bonus.    The annual cash incentive component of our compensation program provides our executives with an opportunity to earn annual cash bonuses based on achievement of certain pre-established corporate and individual performance goals. We believe the annual incentive is an effective tool for motivating our executives to achieve THQ's operating targets and create stockholder value.

        No bonuses were paid to our executive officers for fiscal 2009 for the reasons explained below.

        We calculate annual cash bonuses using the following formula:

Base Salary × Target Bonus % ×	Company Goal % + Individual Goals % ("Goals")	×	Personal Performance Factor	=	Bonus Payout

        The process for determining annual cash bonuses starts at the beginning of each fiscal year, when the Compensation Committee establishes a performance goal for the Company that includes certain financial metrics. In determining which financial metrics to use for the year, the Compensation Committee considers the state of the Company's business and which financial measures are most likely to focus the named executive officers on making decisions that deliver short-term results that are aligned with our long-term goals. In fiscal 2009, the Compensation Committee determined that the Company had to achieve the following threshold targets in order to meet its performance goal (the "Company Goal"): (i) non-GAAP net revenues of $1.1875 billion (the "revenue target") and (ii) non-GAAP earnings per share of $1.00 (the "earnings target"). The Compensation Committee selected these threshold targets to reflect the Company's key goals: to increase revenue annually at or above the market rate and increase profitability.

        Additionally, the individual performance goals for our executive officers, other than for Mr. Farrell, are approved by Mr. Farrell at the beginning of each fiscal year. Mr. Farrell's individual performance goals are approved by the Compensation Committee. These goals are referred to in the formula above as "Individual Goals". The individual performance goals used in determining annual cash bonuses for our executive officers are subjective and achievement of the goals is based on qualitative assessment by the Compensation Committee at the end of each fiscal year; there are no objective targets established for these goals. Individual Goals typically are related to job function and include such areas as expense control, division growth, management effectiveness and on-time delivery of our products.

        Once the Company Goal and Individual Goals have been set and approved, the Compensation Committee sets a range of bonus opportunities for each executive officer based on achievement of the Goals. The target bonuses for each named executive officer are set at the specific percentages listed below so that if the Company performs well, the combination of the base salary, annual cash bonuses and long-term equity incentive awards paid to our named executive officers would be at approximately the 75th percentile within our comparable companies.

        In fiscal 2009, target bonuses (each a "Target Bonus") for the named executive officers were set as follows:

Executive	Target Bonus (as a percentage of base salary)	Portion of Target Bonus paid based on achievement of Company Goal	Portion of Target Bonus paid based on achievement of Individual Goals
Brian J. Farrell	120%	80%	20%
Paul J. Pucino	75	80	20
Ian Curran	60	80	20
Scott Guthrie	60	80	20
James M. Kennedy	50	80	20
Colin Slade (Former Chief Financial Officer)	75	80	20
Rasmus van der Colff (Former Interim Chief Financial Officer)	40	60	40

Executive	Target Bonus (in $)	$ Portion of Target Bonus paid if Company Goal achieved	$ Portion of Target Bonus paid if Individual Goals achieved
Brian J. Farrell	$812,557	$650,046	$162,511
Paul J. Pucino(1)	46,875	37,500	9,375
Ian Curran(2)	166,338	133,070	33,268
Scott Guthrie	225,096	180,077	45,019
James M. Kennedy	182,000	145,600	36,400
Colin Slade (Former Chief Financial Officer)(3)	330,000	264,000	66,000
Rasmus van der Colff (Former Interim Chief Financial Officer)	106,904	64,142	42,762

(1)
Pro-rated based upon January 2009 employment date.

(2)
Based upon conversion rate on March 28, 2009, which was 1GBP = 1.43989USD

(3)
Mr. Slade was paid a bonus of $165,000 upon commencement of his employment with the Company in February 2008. The bonus was intended to be recoupable against any bonus that Mr. Slade received for fiscal 2009, but Mr. Slade was not required to return any portion of the bonus if the actual bonus was less than such amount. No bonuses were paid to the named executive officers for fiscal 2009.

        After the fiscal year, the Compensation Committee recommends to the Board the actual payout (if any) of each bonus component (the Company Goal and the Individual Goals) independently based on fiscal year results according to the following guidelines:

        Company Goal.

  •
  If both the revenue target and earnings target are achieved, the Company Goal bonus component will be paid at 100% of the portion of the Target Bonus based on achievement of the Company Goal.

  •
  For Company performance exceeding the revenue target and earnings target, the Company Goal bonus component may be paid up to 150% of the portion of the Target Bonus based on achievement of the Company Goal.

  •
  If the Company fails to achieve either of the threshold targets but achieves at least a minimum performance threshold, as set by the Compensation Committee, the Company Goal bonus component may be paid at less than 100% of the portion of the Target Bonus related to achievement of the Company Goal, depending upon the level of the Company's performance.

  •
  No bonus amounts related to the Company Goal bonus component will be paid if the Company fails to achieve at least a minimum performance threshold.

        Individual Goals.

  •
  Actual payout of the Individual Goals bonus component is discretionary and calculated based upon actual performance of the individual versus pre-established goals.

        Personal Performance Factor.    After determining the "Goals" component of an executive officer's bonus (Company Goal bonus component earned plus the Individual Goals bonus component earned), the Compensation Committee may multiply the Goals payout by a personal performance factor, ranging from 0.7 to 1.1. The personal performance factor multiplier is based upon an executive officer's own performance rating as reviewed by the Compensation Committee.

        Fiscal 2009 Bonuses.    Because the Company failed to achieve the minimum performance threshold for the Company Goal in fiscal 2009, the named executive officers did not earn any of the Company Goal bonus component. Additionally, based upon the Company's financial position as of March 31, 2009 and our commitment to aggressive cost management, the Board determined not to pay any cash bonuses for fiscal 2009 for the Individual Goals. Thus, no cash bonuses were paid to our executive officers for fiscal 2009.

        Long-Term Equity Compensation.    We provide long-term equity compensation opportunities to our executive officers because we believe they align our executives' interests with those of our stockholders and thus directly serve to increase stockholder returns. We also believe long-term equity compensation is an effective retention tool because it offers upside for anticipated future performance and has a service vesting requirement to be earned. As mentioned above, we target equity grants consistent with the 75th percentile within our comparable companies, reflecting an emphasis on performance-based equity compensation over cash.

        Executive officers are eligible to receive equity awards when they first join the Company, annually to provide incentives for continued performance, in connection with a significant change in responsibilities and, occasionally, for additional retention purposes. As with the determination of base salary and annual cash bonuses, the target value granted to each executive is determined by the Compensation Committee in its judgment, after considering a number of factors, including the executive's position and level of responsibility, an assessment of his or her performance, the value of equity awards for similar positions in our comparable companies, and internal parity among similarly-situated executives. The individual performance criteria used in determining equity grants to executive officers are subjective and achievement of the goals is based on qualitative assessment.

        Annual Long-Term Incentive Equity Grants.    Annual equity grants to our executive officers have historically been made up of two components: (1) stock options, which generally comprise approximately 65% of an equity grant, and (2) performance accelerated stock unit awards (PARSUs), which generally comprise approximately 35% of an equity grant. This mix reflects the Compensation Committee's pay-for-performance orientation because stock options, which comprise the majority of the equity grants, are inherently performance-based in that the exercise price is equal to the market value of the underlying stock on the date the option is granted, and therefore the option has value to the holder only if the market value of the common stock appreciates over time. Thus, stock options are intended to provide equity compensation to certain of our employees, including our named executive officers, while simultaneously creating value for our stockholders. PARSUs granted to our named executive officers allow the Company to grant equity that is performance-based, but that also serves: (i) to retain such executives, and (ii) to provide a way for our executives to increase stock ownership, thus aligning their interests with those of our stockholders.

        Long-term incentive equity grants to named executive officers are generally awarded in May, in conjunction with the regular May Compensation Committee and Board meetings. We chose this timing for executive officer incentive-based equity grants in order to align decisions for all elements of compensation to the same date.

        In May 2008 (fiscal 2009), named executive officers (except for Mr. Pucino, who was not an employee of the Company on such date and Mr. van der Colff, who was a Vice President of the Company on such date) were awarded equity grants that consisted of both stock options and PARSUs. The options vest ratably over a three-year period after grant, subject to the named executive officer's continued employment with the Company, and expire five years from the grant date. The PARSUs are subject to forfeiture and will vest five years after the grant date, subject to the named executive officer's continued employment with the Company; however, vesting may be accelerated if certain Company-related performance criteria are met each fiscal year during the term of the PARSUs. For fiscal 2009, the accelerated vesting criteria was 105% of the revenue target and 110% of the earnings target, as such targets are described above in the discussion of our annual cash bonus plan. Since the Company did not achieve the accelerated vesting criteria for fiscal 2009, there was no acceleration of PARSU vesting this year. PARSUs are settled one-for-one, in shares of common stock upon vesting, unless the participant has elected to defer receipt of PARSUs pursuant to the THQ Inc. Stock Unit Deferred Compensation Plan.

        The following awards of stock options and PARSUs were made on May 13, 2008:

  •
  Mr. Farrell—130,000 options and 23,333 PARSUs;

  •
  Mr. Slade (our former Chief Financial Officer)—15,000 PARSUs;

  •
  Mr. Curran—65,000 options and 11,666 PARSUs;

  •
  Mr. Guthrie—65,000 options and 11,666 PARSUs; and

  •
  Mr. Kennedy—52,000 options and 9,333 PARSUs.

        Retention Equity Grants.    Retention equity grants may be granted to individual executive officers (i) when they first join the Company to encourage long-term retention in the new position, and (ii) to retain existing executive officers who we believe are in positions that are critical to the Company's long-term growth. In May 2008, in addition to their annual equity grants, Mr. Curran, Mr. Guthrie, Mr. Kennedy and Mr. Slade were awarded retention equity grants that consisted of restricted stock units (RSUs). RSUs differ from PARSUs in that there is no performance-based acceleration; RSUs serve as a time-based retention tool that, like PARSUs, provide a way for our executives to increase stock ownership and align their interests with those of our stockholders. The RSUs are subject to forfeiture and will vest three years after the grant date, subject to the continued employment of the named executive officer. The RSUs will be settled one-for-one in shares of common stock upon vesting.

        On December 12, 2008, Mr. Curran and Mr. Guthrie were awarded retention equity grants that consisted of stock options and on March 13, 2009, Mr. Kennedy was awarded a retention equity grant that consisted of stock options.

        In addition to the above-mentioned equity grants, in fiscal 2009, the Board granted the following grants:

        Mr. Pucino was awarded 150,000 options and 15,000 RSUs on February 11, 2009 in connection with his employment with the Company.

        Mr. van der Colff, our former Interim Chief Financial Officer, was awarded 10,000 options and 2,500 RSUs during fiscal 2009. All such awards terminated unvested and unexercised upon Mr. van der Colff's termination of employment with the Company.

Post Employment Compensation

        Retirement Benefits.    Our U.S.-based named executive officers, along with our other U.S.-based employees, may participate in the Employees' 401(k) Plan of THQ Inc. (the "401(k) Plan"). The 401(k) Plan is a qualified tax deferred defined contribution plan that enables eligible employees of the Company to save for retirement. THQ has historically matched 100% of an employee's deferral contribution up to a maximum of 4% of the employee's eligible compensation. Additionally, the 401(k) Plan allows the Company to make an annual discretionary profit sharing contribution on behalf of each participant subject to IRS testing and contribution maximums. The total profit sharing amount contributed to the 401(k) Plan is determined by the Compensation Committee and is allocated to a participant's account in the ratio that such participant's compensation bears to the total compensation paid to all participants.

        All of our eligible named executive officers (excluding Mr. Slade) participated in the 401(k) Plan in fiscal 2009 and received matching contributions. The Compensation Committee did not allocate a profit sharing contribution amount to the 401(k) Plan in fiscal 2009. Due to the cost-cutting initiatives described above, the Company does not intend to match any employee deferrals during fiscal 2010.

        Mr. Curran is based in the United Kingdom and participates in a private pension plan allowable under UK law. The Company makes a monthly contribution to Mr. Curran's pension plan.

        Deferred Compensation Plan.    We adopted the THQ Inc. Management Deferred Compensation Plan (the "Deferred Compensation Plan") on January 1, 2005 primarily to serve as a retention tool and to provide benefits that are competitive with those offered by the comparable companies. We chose to offer the Deferred Compensation Plan because, consistent with our philosophy, it provides an opportunity for the U.S.-based officers of the Company, including the eligible named executive officers, to save for future financial needs at little cost to the Company. The amount of salary and annual incentive earned by the officer is not affected by the Deferred Compensation Plan. The Deferred Compensation Plan essentially operates as an unfunded, unsecured, tax-advantaged personal savings account of the officer, administered by the Company, and contributes to the Company's attractiveness as an employer. The Deferred Compensation Plan does not guarantee a return or provide for above-market preferential earnings. The Company may make voluntary contributions to a participant's account, in such amounts and at such times as the Company may, in its sole discretion, determine. The discretionary contribution is based upon the profitability of the Company, the performance of the officer or such other factors as the Compensation Committee shall determine. In fiscal 2009, the Company did not make any voluntary contributions.

        In addition to the Deferred Compensation Plan, the Company has a plan that allows its officers, including the named executive officers, to defer receipt of vested stock units. For a more detailed discussion of such plan and of the deferred compensation arrangements generally relating to our named executive officers, see the Non-Qualified Deferred Compensation table and accompanying narrative beginning on page 38.

        Severance Agreements.    Except for Mr. Farrell, each of the named executive officers has entered into a severance agreement with the Company. Mr. Farrell is entitled to severance under his employment agreement, which is more fully described under "Employment Agreements". This benefit is designed to encourage the named executive officer's continued services to the Company by providing specified severance benefits in the event the named executive officer's employment is terminated by the Company without cause. In the event of such termination, the severance agreements provide for cash payments, continuation of certain benefits and vesting of a certain amount of unvested equity upon such termination in exchange for a release of future claims against the Company. The terms and conditions of the severance agreements are more fully described under "Termination and Change-in-Control Arrangements".

        Change-in-Control Agreements.    Our named executive officers are entitled to receive payments in the event of specific change-in-control situations, which for Mr. Farrell are more fully described under "Employment Agreements" and for the other named executive officers are more fully described under

"Termination and Change of Control Arrangements". These payments are designed to motivate our named executive officers to devote their full energies to the Company's business during the time of a change in control of the Company. The benefits provided to the named executive officers under the change-in-control agreements include payments of expected future salary and bonus, vesting of unvested employer contributions to the officer's 401(k) account, and immediate vesting of outstanding, unvested equity awards.

        Although the change-in-control agreements with Mr. Farrell and our current named executive officers provide for gross-up payments related to taxes to be made to the named executive officers under certain circumstances, on May 11, 2009, the Compensation Committee determined that any new officers should be responsible for the taxes payable by them with respect to their compensation and that any new change-in-control severance agreement will not provide for the Company to gross-up tax payments.

Perquisites

        Our named executive officers and their dependents are entitled to participate in the Company's Exec-U-Care supplemental health insurance program, which provides reimbursement for out-of-pocket medically necessary expenses not covered under the Company's standard health insurance coverage. Exec-U-Care reimbursement is subject to annual limits for the same or related diagnoses and a lifetime maximum of $250,000 per person. Pursuant to Mr. Farrell's employment agreement, the Company pays premiums for life and disability insurance policies for Mr. Farrell, as described in further detail under the heading "Employment Agreements" on page 33. Additionally, the Company pays premiums on life insurance for the named executive officers in an amount equal to three times such named executive officer's base salary up to a maximum of $1 million. Beginning in fiscal 2009, the Company offered supplemental long-term disability insurance to its officers, other than Mr. Farrell, who receives disability insurance pursuant to his employment agreement. This disability insurance supplements the long-term disability insurance that is generally available to all employees of the Company, including the named executive officers. Mr. Farrell and Mr. Curran each receive a monthly car allowance.

        No other regular perquisites are available to the named executive officers.

CEO Stock Ownership Guidelines

        The Board believes that, in order to better align the interests of the chief executive officer of the Company and stockholders of the Company, the chief executive officer should have a financial stake in the Company. In furtherance of this policy, on May 13, 2008, the Board adopted ownership guidelines that provide that the Company's chief executive officer must own an amount of the Company's common stock equal to at least five times (5X) his or her annual salary (which is currently $677,131). Mr. Farrell will have up to four years to meet the ownership guidelines and a new chief executive officer would have four years from the time he or she is named as the chief executive officer to meet the ownership guidelines. Although Mr. Farrell is not required to meet the ownership guidelines until May 13, 2012, as of June 8, 2009, Mr. Farrell met the ownership requirements. As of such date, he held, directly and indirectly, 426,588 shares of THQ common stock, which had a value on such date, based on the closing stock price of THQ common stock of $8.02, of approximately $3.4 million.

Tax and Accounting Implications

        Deductibility of Executive Compensation.    Like most employers, we take allowable tax deductions for the compensation that we pay to our employees. Section 162(m) of the Internal Revenue Code, however, can prevent us from taking that deduction for compensation over $1 million paid for any one year to certain of our executive officers, unless certain conditions are met. Such conditions include a requirement that compensation be "performance based" and that bonus or equity compensation plans be approved by the stockholders of a company.

        The Compensation Committee designs some elements of executive compensation to ensure full deductibility. The Compensation Committee approved, and our stockholders adopted at their 2006 Annual Meeting, our 2006 Long-Term Incentive Plan. This plan authorizes, among other things, annual cash bonuses and equity awards that can be qualified for full deductibility under Section 162(m). The plan also permits awards to be granted that do not qualify as fully deductible under Section 162(m).

        While the Compensation Committee is mindful of the limitations imposed by Section 162(m), it believes that stockholder interests are best served by not restricting THQ's discretion and flexibility in crafting compensation programs, even though those programs may result in non-deductible compensation expenses. Accordingly, the Compensation Committee has from time to time approved elements of compensation for certain officers that are not fully deductible, and may do so again.

        During fiscal 2009, none of our executive officers had total compensation that exceeded the $1,000,000 deductibility cap outlined in Section 162(m).

        Accounting for Stock-Based Compensation.    THQ accounts for stock-based compensation in accordance with the requirements of Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123 (revised 2004), Share-Based Payment ("FAS 123(R)"). Under the fair value provisions of this statement, stock-based compensation expense is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period, which is the vesting period.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis, as required by Item 402(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended, with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for THQ's 2009 annual meeting of stockholders and incorporated by reference into THQ's Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

Compensation Committee
James L. Whims, Chairman Henry T. DeNero Brian P. Dougherty

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee in fiscal 2009 consisted entirely of the three independent directors listed above. Each member of the Compensation Committee is a non-employee director and no member has any direct or indirect material interest in, or relationship with, THQ outside of his position as a director. To our knowledge, there were no other interrelationships involving members of the Compensation Committee or other directors requiring disclosure.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation for the fiscal years ended March 31, 2009 ("fiscal 2009"), March 31, 2008 ("fiscal 2008") and March 31, 2007 ("fiscal 2007")*, for each of the following: (i) our Principal Executive Officer, (ii) our Principal Financial Officer and each person who served in the capacity as our principal financial officer during fiscal 2009, and (iii) our three most highly compensated executive officers other than our Principal Executive Officer and Principal Financial Officer in fiscal 2009, each of whom was serving as an executive officer of the Company as of March 31, 2009 (the "named executive officers").

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)

Brian J. Farrell	2009	$677,031	$—	$511,774	$1,038,872	$—	$49,772	$2,277,449
President, Chief Executive	2008	651,087	—	417,308	1,496,321	156,261	40,226	2,761,203
Officer, and Board Chairman	2007	626,045	—	283,377	1,496,606	913,713	45,651	3,365,392

Paul J. Pucino(5)	2009	59,135	—	1,905	7,521	—	312	68,873
Executive Vice President,
Chief Financial Officer

Ian Curran(6)	2009	330,458	—	233,704	581,034	—	68,882	1,214,078
Executive Vice President,	2008	355,417	—	135,681	572,503	43,791	67,644	1,175,036
International	2007	293,968	—	88,802	511,024	271,076	59,352	1,224,222

Scott Guthrie(7)	2009	374,994	—	192,862	483,622	—	19,445	1,070,923
Executive Vice President,
Publishing

James M. Kennedy(8)	2009	363,946	—	251,446	402,866	—	14,698	1,032,956
Executive Vice President,	2008	332,025	—	159,999	575,691	35,000	19,512	1,122,227
Business and Legal Affairs

Colin Slade(9)	2009	287,692	—	102,090	256,795	—	105,574	752,151
Former Chief Financial Officer	2008	35,538	165,000	0	11,288	—	90	211,916

Rasmus van der Colff(10)	2009	251,775	30,000	(17,605)	18,924	—	25,661	308,755
Former Interim Chief Financial Officer	2008	216,346	—	18,370	56,692	51,781	3,550	346,739

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the THQ Inc. Management Deferred Compensation Plan.

*
Effective April 1, 2006, we began reporting our fiscal year on a 52/53-week period. Beginning with the fiscal year ending March 31, 2007, our fiscal year ended on the Saturday nearest March 31. The fiscal years ended March 31, 2009, 2008 and 2007 contain the following number of weeks and end on the following date:

Fiscal Period	Number of Weeks	Fiscal Period End Date
Year ended March 31, 2009	52 weeks	March 28, 2009
Year ended March 31, 2008	52 weeks	March 29, 2008
Year ended March 31, 2007	52 weeks	March 31, 2007

  For simplicity of presentation, we refer to our fiscal year-end as occurring on March 31 of each relevant year.

(2)
Amounts disclosed under "Stock Awards" and "Option Awards" represent the stock-based compensation expense recognized for financial statement reporting purposes pursuant to FAS 123(R) (disregarding the estimate of forfeitures related to service-based vesting conditions) rather than an amount paid to or realized by the named executive officer. Since we expense our equity awards over the vesting periods, the expense recognized for each named executive officer in each of the fiscal years listed above includes expense related to equity awards granted in prior fiscal years. Forfeitures during the year included the following awards granted to Mr. van der Colff, who resigned from the Company on March 6, 2009: 30,000 stock options, 3,000 PARSUs and 7,500 RSUs. See Note 16 to the Company's consolidated financial statements included in its Form 10-K for the fiscal year ended March 31, 2009 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS 123(R). There can be no assurance that the FAS 123(R) amounts will ever be realized.

(3)
Amounts disclosed under "Non-Equity Incentive Plan Compensation" represent cash bonuses paid pursuant to the Company's executive compensation program for services rendered in fiscal 2008 and fiscal 2007. Bonuses for services rendered in fiscal 2007 were paid in fiscal 2008 and bonuses for services rendered in fiscal 2008 were paid in fiscal 2009. There were no bonuses paid in fiscal 2010 for services rendered in fiscal 2009.

(4)
Amounts disclosed under "All Other Compensation" in fiscal 2009 consist of the following:

Name	Automobile Allowance	Contributions and Allocations to Defined Contribution Plans	Exec-U-Care Supplemental Health Insurance Contributions	Life and Disability Insurance Premiums Paid by the Company	Paid Moving Expenses	Termination Payments (Includes severance, COBRA payments and vacation payout)	Total All Other Compensation
Brian J. Farrell	$9,000	$12,383	$17,859	$10,530	$—	$—	$49,772
Paul J. Pucino	—	—	42	270	—	—	312
Ian Curran	20,597	39,655	250	8,380	—	—	68,882
Scott Guthrie	—	9,202	7,650	2,593	—	—	19,445
James M. Kennedy	—	10,620	1,294	2,784	—	—	14,698
Colin Slade	—	—	2,573	3,192	99,809	—	105,574
Rasmus van der Colff	—	10,415	—	1,821	—	13,425	25,661
(5)
Mr. Pucino was appointed Executive Vice President and Chief Financial Officer in January 2009.

(6)
Mr. Curran's compensation was paid in British Pounds; all compensation information for him included in this proxy has been converted into U.S. dollars using the exchange rate on the date of each payment. Contributions and allocations to defined contribution plans include contributions to Mr. Curran's U.K.-based pension plan. Mr. Curran currently serves as our Executive Vice President, Global Publishing.

(7)
Mr. Guthrie became a named executive officer of THQ in fiscal 2009 and thus compensation information is not included for fiscal 2008 or fiscal 2007. Mr. Guthrie resigned from the Company in May 2009 (fiscal 2010).

(8)
Mr. Kennedy became a named executive officer of THQ in fiscal 2008 and thus compensation information is not included for fiscal 2007.

(9)
Mr. Slade served as our Executive Vice President and Chief Financial Officer from February 2008 through November 2008. Mr. Slade has been on an unpaid leave of absence since November 21, 2008.

(10)
In fiscal 2009, Mr. van der Colff served as our Interim Chief Financial Officer from November 2008 through February 2009. He also served as our Interim Chief Financial Officer from November 2007 through February 2008 in fiscal 2008. Mr. van der Colff received a $30,000 retention bonus during fiscal 2009, which consisted of $10,000 for each month in which he served as our Interim Chief Financial Officer. Mr. van der Colff resigned from the Company in March 2009.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2009

        The following table provides certain information with respect to grants of awards to each of the Company's named executive officers in fiscal 2009.

									All Other Option Awards: Number of Securities Underlying Options (#) (j)
								All Other Stock Awards: Number of Shares of Stocks(4) (#) (i)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)					Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards(5) (l)
Name (a)	Grant Date(1) (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)

Brian J. Farrell	6/10/08	0	$812,557	$1,251,338	—	—	—	—	—	—	—
	5/13/08	—	—	—	0	4,667	4,667	23,333	130,000	$18.42	$1,111,384

Paul J. Pucino	2/11/09	—	—	—	—	—	—	15,000	150,000	3.09	229,245

Ian Curran	3/30/08	0	166,338	256,161	—	—	—	—	—	—	—
	5/13/08	—	—	—	0	2,333	2,333	11,666	65,000	18.42	555,683
	5/13/08	—	—	—	—	—	—	10,000	—	—	184,200
	12/12/08	—	—	—	—	—	—	—	50,000	4.58	83,340

Scott Guthrie	6/10/08	0	225,096	346,648	—	—	—	—	—	—	—
	5/13/08	—	—	—	0	2,333	2,333	11,666	65,000	18.42	555,683
	5/13/08	—	—	—	—	—	—	10,000	—	—	184,200
	12/12/08	—	—	—	—	—	—	—	50,000	4.58	83,340

James M. Kennedy	6/10/08	0	182,000	280,280	—	—	—	—	—	—	—
	5/13/08	—	—	—	0	1,867	1,867	9,333	52,000	18.42	444,550
	5/13/08	—	—	—	—	—	—	10,000	—	—	184,200
	3/13/09	—	—	—	—	—	—	—	50,000	2.75	56,285

Colin Slade	6/10/08	0	330,000	508,200	—	—	—	—	—	—	—
	5/13/08	—	—	—	0	3,000	3,000	15,000	—	—	276,300
	5/13/08	—	—	—	—	—	—	10,000	—	—	184,200

Rasmus van der Colff(6)	3/30/08	0	106,904	152,873	—	—	—	—	—	—	—
	10/20/08	—	—	—	—	—	—	2,500	—	—	24,750
	12/12/08	—	—	—	—	—	—	—	10,000	4.58	16,668

(1)
Equity awards to our named executive officers were made in accordance with our equity grant policy described in "Compensation Discussion and Analysis—Long Term Equity Compensation." Our current policy is to consider equity awards to the named executive officers at the time of the regularly-scheduled May Compensation Committee meeting in order to align decisions for all elements of compensation for the named executive officers to the same date. Mr. Pucino was awarded an equity grant consisting of 150,000 options and 15,000 Restricted Stock Units (RSUs) shortly after he commenced his employment with the Company. Mr. Curran and Mr. Guthrie were awarded retention equity grants on December 12, 2008 and Mr. Kennedy was awarded a retention equity grant on March 13, 2009.

The non-equity incentive plan awards made to our U.S.-based named executive officers were made by the Compensation Committee on June 10, 2008 and were performance-based cash bonus awards. All other performance-based cash bonus awards (including the award to Mr. Curran, who is not a U.S. resident and the award to Mr. van der Colff, who was not an executive officer of the Company) were made to employees of the Company effective on the first business day of the fiscal year, which was March 31, 2008 for fiscal 2009.

(2)
The numbers in these columns represent the range of potential cash bonus awards that could have been earned by our named executive officers in fiscal 2009 pursuant to our executive compensation program. The program provides for the award of annual cash bonuses based upon the attainment of specified revenue and operating income and also individual performance. The actual amount paid to each of the named executive officers for fiscal 2009 is set forth in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation. These awards are described in further detail under "Compensation Discussion and Analysis" beginning on page 19. Column (d), "Target" reflects each named executive officer's Target Bonus and column (e), "Maximum" reflects the maximum bonus each officer could have earned if paid 150% of the Company Goal component of the Target Bonus and if such officer had achieved a 1.1 multiplier for his personal performance factor.

(3)
Reflects the threshold, target and maximum number of performance accelerated restricted stock units (PARSUs) that could have been earned by the named executive officers for fiscal 2009 performance from the grant made to the named executive officers in fiscal 2009. Such amounts were not actually earned because the accelerated vesting criteria for the PARSUs were not achieved for fiscal 2009. For information regarding the accelerated vesting criteria, see the discussion in "Compensation Discussion and Analysis—Long Term Equity Compensation" beginning on page 25.

(4)
All other stock awards are as follows: Brian J. Farrell—23,333 PARSUs; Paul J. Pucino—15,000 RSUs; Ian Curran—11,666 PARSUs and 10,000 RSUs; Scott Guthrie—11,666 PARSUs and 10,000 RSUs; James M. Kennedy—9,333 PARSUs and 10,000 RSUs; Colin Slade—15,000 PARSUs and 10,000 RSUs; Rasmus van der Colff—2,500 RSUs. The PARSUs that were awarded to the executive officers on May 13, 2008 were granted under our Long-Term Incentive Plan and vest five years after the date of grant, subject to the grantee's continued employment; provided, however, the PARSUs have a vesting acceleration feature as described in "Compensation Discussion and Analysis—Long Term Equity Compensation". The number of PARSUs subject to potential acceleration for fiscal 2009 are listed in columns (g) and (h). The RSUs awarded to the executive officers on May 13, 2008 vest three years after the date of grant, subject to the grantee's continued employment.

(5)
The Grant Date Fair Value is computed in accordance with FAS 123(R). See Note 16 to the Company's consolidated financial statements included in its Form 10-K for the fiscal year ended March 31, 2009 for a discussion of the relevant assumptions used in calculating grant date fair value. There can be no assurance that the Grant Date Fair Value of Stock Awards or Option Awards will ever be realized.

(6)
Mr. van der Colff's awards were forfeited upon the termination of his employment with the Company in March 2009.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements.

        Brian J. Farrell.    Mr. Farrell is employed with THQ pursuant to an Amended and Restated Employment Agreement, dated December 31, 2008 (the "Employment Agreement"). The Employment Agreement, which was initially entered into on July 20, 2006, includes the following key provisions:

  •
  Compensation—Mr. Farrell shall be paid an annual base salary of at least $626,045, subject to annual review as of March 31, 2007. In fiscal 2009, Mr. Farrell's base salary, as adjusted by the Compensation Committee effective as of March 31, 2008, was $677,131. In addition, Mr. Farrell is entitled to a bonus each fiscal year in accordance with the Company's executive compensation program (see "Compensation Discussion and Analysis," beginning on page 19, herein). The Board may also award Mr. Farrell a performance bonus based upon the Company's and his performance.

  •
  Additional Benefits—A life insurance policy in the amount of $3.0 million, disability insurance in the amount of 80% of his base salary, a car allowance, and at least all other benefits made available by the Company to other senior executives of the Company in the United States.

  •
  Term—The initial term of Mr. Farrell's employment as our President and Chief Executive Officer ends March 31, 2010. However, each March 31st, the Employment Agreement shall be automatically extended by a period of one (1) additional year if the Company has not given Mr. Farrell notice that it does not want to extend the Employment Agreement. The Company did not give Mr. Farrell such notice by March 31, 2008 or March 31, 2009 and thus the Employment Agreement has been extended through March 31, 2012. The Employment Agreement shall automatically terminate on March 31 of the calendar year in which Mr. Farrell turns 65 years of age.

  •
  Excise Tax Gross-Up Payment—In the event that Mr. Farrell is required to pay, due to any payments made to him under his employment agreement, any excise tax imposed by Section 4999 of the Internal Revenue Code, the Company shall pay Mr. Farrell a gross-up payment to cover such excise taxes, interest and penalties.

        The Employment Agreement may be terminated by the Company: (i) in the event of Mr. Farrell's death or disability, or (ii) for Cause; and may be terminated by Mr. Farrell: (a) at will, or (b) for Good Reason. The Employment Agreement provides for a severance payment upon termination of employment as a result of death or disability, termination by the Company without Cause, termination by Mr. Farrell for Good Reason, or termination in connection with a Change of Control. See below, "Potential Payments upon Termination or Change in Control", for a description of these provisions in the Employment Agreement. "Cause," "Good Reason," and "Change in Control" are defined in the Employment Agreement.

        The Employment Agreement was amended and restated as of December 31, 2008. The amendments were immaterial and were intended to bring the Employment Agreement in compliance with Section 409A of the Internal Revenue Code of 1986, as amended.

        Ian Curran.    Under UK law, we are required to provide our UK employees with a statement of the main terms and conditions of employment. Mr. Curran has been provided such a statement which sets forth the following key terms and conditions of his employment:

  •
  Salary of £141,750 per year, to be reviewed annually;

  •
  Discretionary bonus dependent upon overall Company and individual performance;

  •
  Car allowance of £1,000 per month; and

  •
  Welfare benefits similar to those offered to other THQ employees in the UK.

        Pursuant to Mr. Curran's statement of terms and conditions, both he and the Company must provide the other with 12 months notice in writing in order to terminate his employment with the Company, except in the case of gross misconduct by Mr. Curran, as defined under UK law.

        Non-Equity Incentive Plan Compensation.    The amounts in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation table reflect the annual cash bonuses paid to our named executive officers under our executive compensation program. The formula used to determine these awards is as follows:

Base Salary × Target Bonus % ×	Company Goal % + Individual Goals % ("Goals")	×	Personal Performance Factor	=	Bonus Payout

        Target Bonus percentages for the named executive officers in fiscal 2009 were as follows: Brian J. Farrell—120%; Paul J. Pucino—75%; Ian Curran—60%; Scott Guthrie—60%; James M. Kennedy—50% and Colin Slade—75%. Mr. van der Colff, who was a Vice President of the Company, had a Target Bonus percentage of 40%.

        Because THQ did not achieve its revenue or earnings targets in fiscal 2009, as described above in "Compensation Discussion and Analysis—Annual Cash Bonus", beginning on page 22, neither the Company Goal component nor the Individual Goal component were paid out in fiscal 2009 and the named executive officers did not receive bonus payouts.

        Option and Stock Awards.    In May 2008, named executive officers (except for Mr. Pucino, who was not an employee of the Company, and Mr. van der Colff, who was a Vice President of the Company) were awarded equity grants that consisted of both stock options and PARSUs. All options vest ratably over a three-year period after grant, subject to the named executive officer's continued employment with the Company, and expire five years from the grant date. The PARSUs are subject to forfeiture and will vest five years after the grant date, subject to the named executive officer's continued employment with the Company; however, vesting may be accelerated if certain Company-related performance criteria are met each fiscal year during the term of the PARSUs. For fiscal 2009, the accelerated vesting criteria were 105% of the revenue target and 110% of the earnings target, as such targets are described above in "Compensation Discussion and Analysis—Annual Cash Bonus". Because the Company did not achieve the accelerated vesting criteria for fiscal 2009, there was no acceleration of PARSU vesting. PARSUs are settled one-for-one, in shares of common stock upon vesting, unless the participant has elected to defer receipt of PARSUs pursuant to the THQ Inc. Stock Unit Deferred Compensation Plan.

        In fiscal 2009, in addition to their annual equity grants, Mr. Curran, Mr. Guthrie, Mr. Kennedy and Mr. Slade were awarded retention equity grants that consisted of restricted stock units (RSUs). RSUs differ from PARSUs in that there is no performance-based acceleration; RSUs serve as a time-based retention tool that, like PARSUs, provide a way for our executives to increase stock ownership and align their interests with those of our stockholders. The RSUs are subject to forfeiture and will vest three years after the grant date, subject to the continued employment of the named executive officer. The RSUs will be settled one-for-one in shares of common stock upon vesting.

        On December 12, 2008, Mr. Curran and Mr. Guthrie were awarded retention equity grants that consisted of stock options and on March 13, 2009, Mr. Kennedy was awarded a retention equity grant that consisted of stock options.

        In addition to the above-mentioned equity grants, in fiscal 2009, the Board granted the following grants:

        Mr. Pucino was awarded 150,000 options and 15,000 RSUs on February 11, 2009 in connection with his employment with the Company. The RSUs are subject to forfeiture and will fully vest on February 11, 2012, subject to Mr. Pucino's continued employment with the Company. The RSUs will be settled one-for-one in shares of common stock upon vesting.

        Mr. van der Colff, our former Interim Chief Financial Officer, was awarded 10,000 options and 2,500 RSUs during fiscal 2009. All such awards terminated unvested and unexercised upon Mr. van der Colff's termination of employment with the Company.

        Compensation Mix.    For fiscal 2009, our named executive officers received the following amounts of salary and bonus in proportion to total compensation:

Executive	Salary and Cash Bonus as a percentage of Total Compensation(1)	Long-Term Equity as a percentage of Total Compensation(2)
Brian J. Farrell	38%	62%
Paul Pucino(3)	21	79
Ian Curran	29	71
Scott Guthrie	31	69
James M. Kennedy	35	65
Colin Slade(4)	38	62
Rasmus van der Colff(5)	87	13

(1)
No cash bonuses were paid for fiscal 2009 and thus the amount reflects only salary as a percentage of total compensation.

(2)
Long-term equity is calculated based upon the grant date fair value of stock and option awards pursuant to FAS 123(R).

(3)
Mr. Pucino began employment with the Company in January 2009 and thus salary compensation reflects approximately two months salary in fiscal 2009.

(4)
Mr. Slade began an unpaid leave of absence on November 21, 2008.

(5)
Mr. van der Colff was a Vice President of the Company and thus was not compensated pursuant to the executive officer compensation program.

OUTSTANDING EQUITY AWARDS AS OF MARCH 31, 2009

        The following table sets forth certain information regarding stock-based awards held by each named executive officer as of March 31, 2009.

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (f)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#) (g)

Brian J. Farrell	242,288	—		18.57	4/1/2010	34,791	(2)	$105,765
	86,667	43,333	(3)	26.12	4/3/2011	18,666	(3)	56,745
	43,334	86,666	(4)	32.80	5/15/2012	23,333	(4)	70,932
		130,000	(5)	18.42	5/13/2013	23,333	(5)	70,932

Paul J. Pucino	—	150,000	(6)	3.09	2/11/2014	15,000	(6)	45,600

Ian Curran	19,999	—		11.87	8/6/2009	—		—
	—	—		—	—	9,940	(2)	30,218
	46,150	—		19.66	10/14/2010	—		—
	30,334	15,166	(3)	26.12	4/3/2011	6,534	(3)	19,863
	15,167	30,333	(4)	32.80	5/15/2012	8,167	(4)	24,828
	5,000	10,000	(8)	28.23	8/16/2012	—		—
	—	65,000	(5)	18.42	5/13/2013	11,666	(5)	35,465
	—	—		—	—	10,000	(7)	30,400
	—	50,000	(9)	4.58	12/12/2013	—		—

Scott Guthrie(10)	50,000	—		23.98	1/3/2011	8,000	(11)	24,320
	15,167	30,333	(4)	32.80	5/15/2012	8,167	(4)	24,828
	5,000	10,000	(8)	28.23	8/16/2012	—		—
	—	65,000	(5)	18.42	5/13/2013	11,666	(5)	35,465
	—	—		—	—	10,000	(7)	30,400
	—	50,000	(9)	4.58	12/12/2013	—		—

James M. Kennedy	86,532	—	(2)	18.57	4/1/2010	12,425	(2)	37,772
	34,667	17,333	(3)	26.12	4/3/2011	7,467	(3)	22,700
	17,334	34,666	(4)	32.80	5/15/2012	9,333	(4)	28,372
	—	52,000	(5)	18.42	5/13/2013	9,333	(5)	28,372
	—	—		—	—	10,000	(7)	30,400
	—	50,000	(12)	2.75	3/13/2014	—		—

Colin L. Slade	50,000	100,000	(13)	18.75	3/13/2013	—		—
	—	—		—	5/13/2013	15,000	(5)	45,600
	—	—		—	—	10,000	(7)	30,400

Rasmus van der Colff(14)	6,667	—		33.48	6/8/2012	—		—

(1)
Calculated based upon the closing market price of our common stock, $3.04, on March 27, 2009, the last trading day for our common stock in fiscal 2009.

(2)
These awards were granted on April 1, 2005. The stock option awards are fully vested. The stock awards are performance accelerated restricted stock (PARS), which fully vest on April 1, 2010, subject to the continued employment of the recipient; provided, however, 20% of the PARS will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year. The Company attained its performance targets for fiscal 2007, thus 20% of the PARS vested on May 30, 2007.

(3)
These awards were granted on April 3, 2006. The stock option awards are fully vested; however, the last one-third vested on April 3, 2009, which was in fiscal 2010 and thus was not disclosed as "exercisable" above. The stock awards are performance accelerated restricted stock units (PARSUs), which fully vest on April 3, 2011, subject to the continued employment of the recipient; provided, however, 20% of the PARSUs will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year. The Company attained its performance targets for fiscal 2007, thus 20% of the PARSUs vested on May 30, 2007.

(4)
These awards were granted on May 15, 2007. The options vest in one-third increments on each of the first three anniversaries of the grant date, subject to the continued employment of the recipient. The first one-third of the stock options vested on May 15, 2008, the second one-third vested on May 15, 2009, which was in fiscal 2010 and thus was not disclosed as "exercisable" above, and the last one-third will vest on May 15, 2010. The stock awards are PARSUs, which fully vest on May 15, 2012, subject to the continued employment of the recipient; provided, however, 20% of the PARSUs will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year. None of these PARSUs have yet vested.

(5)
These awards were granted on May 13, 2008. The options vest in one-third increments on each of the first three anniversaries of the grant date, subject to the continued employment of the recipient. The first one-third of the stock options vested on May 13, 2009, which was in fiscal 2010 and thus was not disclosed as "exercisable" above, the second one-third will vest on May 13, 2010, and the last one-third will vest on May 13, 2011. The stock awards are PARSUs, which fully vest on May 13, 2013, subject to the continued employment of the recipient; provided, however, 20% of the PARSUs will vest on each of the first through fourth anniversaries of the grant date if certain performance targets for the Company are attained in the corresponding fiscal year. None of these PARSUs have yet vested.

(6)
These awards were RSUs granted to Mr. Pucino on February 11, 2009 in connection with his employment with the Company and will fully vest on February 11, 2012, subject to Mr. Pucino's continued employment with the Company.

(7)
These awards were restricted stock units (RSUs) that were granted on May 13, 2008. The RSUs will fully vest on May 13, 2011, subject to the continued employment of the recipient.

(8)
These options were granted on August 16, 2007 and vest in one-third increments on each of the first three anniversaries of the grant date, subject to the continued employment of the recipient. The first one-third of the stock options vested on August 16, 2008, the second one-third will vest on August 16, 2009 and the last third will vest on August 16, 2010.

(9)
These options were granted on December 12, 2008 and vest in one-third increments on each of the first three anniversaries of the grant date, subject to the continued employment of the recipient. The first one-third of the stock options will vest on December 12, 2009, the second one-third will vest on December 12, 2010 and the last third will vest on December 12, 2011.

(10)
Mr. Guthrie's employment with the Company terminated on May 26, 2009; all unvested stock and option awards were forfeited on such date. Mr. Guthrie is eligible to exercise vested options for 90 days following the termination of his employment.

(11)
These stock awards are performance accelerated restricted stock (PARS), which would have fully vested on January 3, 2011; however, the PARS have been forfeited due to Mr. Guthrie's termination of employment with the Company.

(12)
These options were granted to Mr. Kennedy on March 13, 2009 and vest in one-third increments on each of the first three anniversaries of the grant date, subject to Mr. Kennedy's continued employment with the Company. The first one-third of the stock options will vest on March 13, 2010, the second one-third will vest on March 13, 2011 and the last third will vest on March 13, 2012.

(13)
These awards were granted to Mr. Slade on March 13, 2008 in connection with his employment with the Company and vest in one-third increments on each of the first three anniversaries of the grant date, subject to Mr. Slade's continued employment with the Company. The first one-third of the awards vested on March 13, 2009, the second one-third will vest on March 13, 2010 and the last one-third will vest on March 13, 2011.

(14)
Mr. van der Colff's employment with the Company terminated on March 6, 2009; all unvested stock and option awards were forfeited on such date. Mr. van der Colff did not exercise his vested options and thus such options have expired unexercised.

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth information concerning each exercise of stock options, SARs and similar instruments, and each vesting of stock, including restricted stock, restricted stock units and similar instruments, during fiscal 2009 for each named executive officer on an aggregated basis:

	OPTION AWARDS		STOCK AWARDS
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise(1) ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Brian J. Farrell	—	$—	—	—
Paul J. Pucino	—	—
Ian Curran	—	—	—	—
Scott Guthrie	—	—
James M. Kennedy	2,500	22,608	—	—
Colin L. Slade	—	—	—	—
Rasmus van der Colff	—	—	—	—

(1)
Calculated based upon the closing market price of THQ's common stock on the date of exercise less the exercise price of such shares.

NON-QUALIFIED DEFERRED COMPENSATION

        The following table shows the executive contributions, earnings and account balances for the named executive officers in the THQ Inc. Management Deferred Compensation Plan (the "Deferred Compensation Plan"):

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($)(2) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($)(3) (f)
Brian J. Farrell	$125,000	$—	$(211,640)	$—	$288,210
Paul J. Pucino	—	—	—	—	—
Ian Curran	—	—	—	—	—
Scott Guthrie	—	—	—	—	—
James M. Kennedy	—	—	—	—	—
Colin L. Slade	—	—	—	—	—
Rasmus van der Colff	76,675	—	1,750	207,003	68

(1)
Amount is included as "Salary" for fiscal 2009 in the Summary Compensation Table on page 30.

(2)
None of the earnings (or losses) in this column (d) are reported in the Summary Compensation Table because they were not preferential or above market.

(3)
Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company's Summary Compensation Table in previous years when earned if that executive's compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and cash bonuses. This total reflects the cumulative value of each named executive officer's deferrals, contributions made by the Company and investment experience.

        The Deferred Compensation Plan is an unfunded, unsecured deferred compensation plan. The Deferred Compensation Plan allows participants who are officers or directors of the Company (including all named executive officers) to defer a minimum amount of $5,000 per year as follows:

  •
  Up to 100% of base salary; and

  •
  Up to 100% of variable pay, including annual cash bonus, commissions or Board fees.

        The Company may make voluntary contributions to a participant's deferred compensation account, in such amounts, and at such times as the Company may, in its sole discretion, determine. The aggregate balances shown above represent amounts that the named executive officers earned but elected to defer, plus earnings (or losses) and any contributions that the Company made to such named executive's account.

        Account balances may be invested in investments selected by the executive from an array of investment options similar to the investment options available in the Company's 401(k) Plan. The array may change from time to time; as of March 31, 2009, participants could choose among several different investments, including domestic and international growth, income, balanced and blended fund investment stock funds, bonds or money market funds. Participants can daily change their investment selections prospectively by contacting the third-party administrator of the Deferred Compensation Plan.

        When participants elect to defer amounts into the Deferred Compensation Plan, they also select when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year—whether or not employment has then ended—or at a time that begins at or after the executive's retirement or separation from the Company. Distributions can be made in a single lump sum payment or in up to 15 annual installments, depending upon the officer's years of service with the Company. However, soon after a participant's employment ends, his or her account balance is automatically distributed in a lump sum—without regard to his or her election—if the participant's account balance is less than $25,000 at the time of retirement or separation or if employment ended due to the participant's death.

        In addition to the Deferred Compensation Plan, in fiscal 2009, our named executive officers could elect to defer awards of PARSUs or RSUs pursuant to the Stock Unit Deferred Compensation Plan (the "Stock Deferral Plan"). The Stock Deferral Plan allows the named executive officers to defer the payment of either 50% or 100% of a stock award. None of the named executive officers except for Mr. Farrell chose to defer stock awards received during fiscal 2009. Mr. Farrell deferred receipt of his PARSUs, even if a portion of the vesting of such PARSUs is accelerated, until June 30, 2013.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All of our named executive officers have agreements that provide for payments and benefits to such named executive officers upon termination (actual or constructive) other than for "cause" or if the termination occurs within a specified period after, or in contemplation of, a change in control. The agreements also provide for payments and benefits where employment ends because of death or disability. The following pages describe these agreements and show potential payments upon termination, as if our named executive officers had been terminated on March 28, 2009*.

*
March 28, 2009 was the last day of fiscal 2009.

        Brian J. Farrell's Employment Agreement.    As described above in the section entitled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table", Mr. Farrell is employed with THQ pursuant to an Employment Agreement. The Employment Agreement may be terminated by the Company: (i) in the event of Mr. Farrell's death or disability, or (ii) for Cause; and may be terminated by Mr. Farrell: (a) at will, or (b) for Good Reason. In the event that Mr. Farrell terminates the Employment Agreement for Good Reason, or the Company terminates the Employment Agreement without Cause at any time or within one year after a Change in Control, Mr. Farrell shall be entitled to the following benefits:

  •
  A lump sum payment equal to three times the sum of (A) base salary on the date of termination, plus (B) bonus compensation at the annual rate of the highest bonus amount received by Mr. Farrell during any prior fiscal year;

  •
  The immediate vesting of Mr. Farrell's rights in all employee benefit and compensation plans, including stock options and stock awards not fully vested at such time;

  •
  For the greater of three years or the balance of the employment term, as set forth in the Employment Agreement: (i) medical and dental insurance, unless Mr. Farrell receives substantially equivalent medical and dental coverage from a third party employer without cost to him; (ii) the additional life and disability insurance coverage; and (iii) perquisites received by Mr. Farrell at the time of termination;

  •
  Payment of the fees and disbursements incurred by counsel to Mr. Farrell as a result of the termination of Mr. Farrell's employment during the one-year period following such termination;

  •
  Appropriate office and secretarial assistance for six months after termination of Mr. Farrell's employment; and

  •
  A gross-up payment if excise taxes (including penalties and interest) are owed by Mr. Farrell.

        If Mr. Farrell were terminated in accordance with the foregoing on March 28, 2009, he would have received the following:

Name	Base Salary Payment	Bonus Payment	Accelerated Vesting of Unvested Option & Stock Awards(1)	Group & Health Benefits(2)	Other(3)	Excise Tax Gross-Up Payment	Total
Brian J. Farrell	$2,031,393	$2,741,139	$304,374	$118,556	$37,800	$0	$5,233,262

(1)
These amounts represent the intrinsic value at March 28, 2009 of unvested options and stock awards that would vest upon termination, based upon the closing stock price of THQ's common stock on March 27, 2009 (the last business day of fiscal 2009), which was $3.04.

(2)
Group and health benefits include medical, dental and vision insurance coverage; life and disability insurance coverage; and Exec-U-Care benefits.

(3)
Other includes three years automobile allowance and six months use of an office and secretarial services.

        Severance Agreements.    THQ's Board believes that it is in the best interests of the Company and its stockholders to encourage the continued services of our named executive officers and to ensure the officer's continued dedication by providing specified severance benefits in the event the named executive officer's employment is terminated by the Company without Cause. For that reason, the Company has entered into severance agreements with each of the named executive officers of THQ other than Mr. Farrell (the "Severance Agreements"). Mr. Farrell's Employment Agreement provides for the payment of benefits to him in the event of termination under certain circumstances as described above.

        The Severance Agreements provide for the payment of the following benefits if the named executive officer's employment with THQ or its subsidiaries is terminated by the Company without Cause, unless the named executive officer is entitled to benefits under the Change-in-Control Agreement described below:

  •
  A cash payment equal to the sum of (i) one times the named executive officer's current base salary, and (ii) either (a) one times the annual bonus paid (including amounts deferred) in respect of the fiscal year of the Company immediately preceding the fiscal year in which the termination occurs, or (b) any accrued but unpaid bonus for the fiscal year ended immediately prior to the fiscal year in which the termination occurs; provided, however, if the named executive officer has been employed with the Company for less than one year, then the amount paid under the preceding clause (ii) shall be equal to one times the named executive officer's annual target bonus in effect at the date of termination.

  •
  COBRA premiums under the Company's group health plan for a period of 12 months.

        In addition, if on the date of termination, the named executive officer shall not be fully vested with respect to any stock options previously granted to such named executive officer, the named executive officer will immediately be vested on the date of termination in that number of additional options that would have vested during the 12 months following the date of termination as if such stock options had become vested in equal monthly increments over the vesting period.

        In exchange for the aforementioned cash severance and option vesting acceleration the executive must execute a release of his or her right to bring claims against the Company.

        If our named executive officers had been terminated on March 28, 2009, in accordance with the foregoing, each would have received approximately the following cash amounts under the Severance Agreements (Mr. van der Colff had terminated his employment with the Company prior to such date and thus is excluded from the table below):

Name	Base Salary Payment	Bonus Payment		Accelerated Vesting of Unvested Option Awards(1)	COBRA Premiums		Total
Paul J. Pucino	$375,000	$281,250		$0	$10,933		$667,183
Ian Curran	277,230	43,696	(2)	0	0	(3)	320,926
Scott Guthrie	375,160	39,840		0	15,489		430,489
James M. Kennedy	364,000	35,000		0	5,046		404,046
Colin Slade	440,000	165,000		0	15,489		620,489

(1)
These amounts represent the intrinsic value at March 28, 2009 of unvested options that would vest upon termination, based upon the closing stock price of THQ's common stock on March 27, 2009 (the last business day of fiscal 2009), which was $3.04.

(2)
Based on the exchange rate between the British Pound and the U.S. Dollar on June 25, 2008 (the date on which such bonus was paid), which was 1GBP = 1.9669 USD.

(3)
COBRA payments are governed by the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985. Mr. Curran is a UK resident and thus COBRA is not applicable to him.

        Change-in-Control Agreements.    THQ's Board believes that it is in the best interests of the Company and its stockholders to encourage our key officers to continue their services and their dedication to their assigned duties in the event of any threat or occurrence of any change in control of the Company. For that reason, in addition to the Severance Agreements, we have entered into agreements with each of our named executive officers, other than Mr. Farrell (the "Change-in-Control Agreements"). Mr. Farrell's Employment Agreement provides for the payment of benefits to him in the event of a change in control under certain circumstances as described above.

        The Change-in-Control Agreements provide the following benefits in the event that a named executive officer's employment is terminated following a Change in Control of THQ by the Company without Cause or by the named executive officer for Good Reason:

  •
  A cash payment of (i) one and one-half (1 1/2) times the named executive officer's current salary; plus (ii) one times the target annual bonus then in effect for such officer; plus (iii) the product of the bonus amount described in clause (ii) and a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination and the denominator of which is 365; plus (iv) any accrued but unpaid bonus for the preceding fiscal year;

  •
  Medical accident, disability and life insurance coverage for 12 months after termination at the lesser of the current cost or active employee cost;

  •
  A cash payment equal to the value of any unvested portion of employer contributions to the named executive officer's account under the Company's 401(k) Plan; and

  •
  A gross-up payment if excise taxes (including penalties and interest) are owed by such named executive officer; provided, however, no gross-up payment shall be paid if the amount of the aggregate "parachute payment" payable to the Named Executive Officer is not greater than 110% of the maximum amount that may be paid to such Named Executive Officer without resulting in the imposition of the excise tax.

        Although the change-in-control agreements provide for gross-up payments related to taxes to be made to the named executive officers under certain circumstances, on May 11, 2009, the Compensation Committee determined that any new officers should be responsible for the taxes payable by them with respect to their compensation and that any new change-in-control severance agreement will not provide for the Company to gross-up tax payments.

        In addition, if on the date of termination such named executive officer's stock options or stock awards are not fully vested, all such stock options or awards shall become immediately vested and stock options shall be exercisable for such period as provided in the plan and/or agreement governing such stock options or awards.

        In order to receive any benefits under a Change-in-Control Agreement, the named executive officer may not voluntarily leave THQ without "Good Reason". "Good Reason" is defined to include any of the following events after a Change in Control: (a) involuntary termination of the named executive officer; (b) a reduction of the named executive officer's rate of annual base salary as in effect immediately prior to the Change in Control or failure to pay such salary; (c) a requirement that the named executive officer relocate to a primary work location more than 25 miles from the primary work location at the time of the Change in Control; (d) the Company's failure to provide the named executive officer with employee benefit plans, compensation plans, paid vacation, expense reimbursement and other fringe benefits, on terms that are in all material respects no less favorable, in the aggregate, than those provided under plans, practices, programs and policies of the Company as in effect immediately prior to the Change in Control; (e) the failure to maintain the effectiveness of the Change-in-Control Agreements after the Change in Control; and (f) a material diminution of duties, authorities or reporting responsibilities.

        The definition of a Change in Control for purposes of the Change-in-Control Agreements is complex but is summarized as follows. It provides that a change in control will have occurred if:

  •
  Any person not affiliated with THQ acquires 50% or more of the voting power of our outstanding securities;

  •
  During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board cease for any reason to constitute at least a majority of the Board (except for certain individuals nominated to the Board by a majority of the incumbent directors);

  •
  We merge with another company and our voting stock represents less than 60% of the voting power of the new entity;

  •
  Our stockholders approve a plan of complete liquidation or dissolution of the Company; or

  •
  Any other event occurs which the Board deems to constitute a Change in Control.

        If our named executive officers were terminated in accordance with the foregoing on March 28, 2009, they would have received the following (Mr. van der Colff had terminated his employment with the Company prior to such date and thus is excluded from the table below):

Name	Cash Payment(1)	Accelerated Vesting of Unvested Option Awards(2)	Accelerated Vesting of Unvested Stock Awards	Group & Health Benefits	Excise Tax Gross-Up Payment	Total
Paul J. Pucino	$1,125,000	$0	$45,600	$11,784	$0	$1,182,384
Ian Curran(3)	748,521	0	140,774	9,533	0	898,828
Scott Guthrie	1,024,359	0	115,013	17,227	0	1,156,599
James M. Kennedy	910,000	14,500	147,616	9,956	0	1,082,072
Colin Slade	1,320,000	0	76,000	18,654	0	1,414,654

(1)
Cash payment consists of base salary, target bonus and unvested 401(k) account balances as follows:

Name	Base Salary Payment	Bonus Payment	Unvested 401(k) Payment	Total Cash Payment
Paul J. Pucino	$562,500	$562,500	$0	$1,125,000
Ian Curran	415,845	332,676	0	748,521
Scott Guthrie	562,740	450,192	11,427	1,024,359
James M. Kennedy	546,000	364,000	0	910,000
Colin Slade	660,000	660,000	0	1,320,000
(2)
These amounts represent the intrinsic value at March 28, 2009 of unvested options that would vest upon termination, based upon the closing stock price of THQ's common stock on March 27, 2009 (the last business day of fiscal 2009), which was $3.04.

(3)
Mr. Curran is not a United States taxpayer and would not be subject to the excise taxes under section 280G of the United States Internal Revenue Code. The Company does not take a U.S. tax deduction for his compensation and thus would not lose its deduction for excess parachute payments.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires THQ's directors and executive officers, and persons who own more than ten percent of THQ's common stock, to file reports of ownership and changes in ownership of common stock of THQ. We have adopted procedures to assist THQ's directors and officers in complying with these requirements, which include assisting officers and directors in preparing forms for filing.

        To our knowledge, based solely upon a review of such reports furnished to us and written representations that no other reports were required, we believe that during fiscal 2009, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with on a timely basis.

DELIVERY OF ANNUAL MEETING MATERIALS

        If you share an address with another stockholder, each stockholder may not receive a separate copy of our Annual Report and proxy materials pursuant to an SEC-approved program referred to as "householding." Stockholders who would like to receive a separate copy or additional copies of these materials may request them by sending an e-mail to investorinfo@thq.com, calling 1-818-871-5125 or writing to: Investor Relations, THQ Inc., 29903 Agoura Road, Agoura Hills, CA 91301.

        Stockholders who share an address and receive multiple copies of our Annual Report and proxy materials may also request to receive a single copy by following the instructions above. Current and prospective investors can also access our Form 10-K, proxy statement and other financial information on the investor relations section of our website at http://investor.thq.com.

REPORT OF THE AUDIT COMMITTEE

        This report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

        The Audit Committee's responsibilities are described in a written charter, which was adopted by the Board and is reviewed by the Audit Committee on an annual basis. During fiscal 2009, the members of the Audit Committee were Henry DeNero (Chairman), Lawrence Burstein and Jeffrey Griffiths. The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of the NASDAQ Global Select Market (the "Rules"), and one of its members, Henry T. DeNero, is a "financial expert" as defined by the Rules and the definitions promulgated by the Securities and Exchange Commission. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees pursuant to the Rules as well as rules promulgated by the Securities and Exchange Commission.

        THQ's management is responsible for preparing the Company's financial statements and the Company's independent registered public accountants, Deloitte & Touche LLP ("Deloitte"), are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by THQ's management and Deloitte. Additionally, in fulfilling its responsibilities, the Audit Committee, among other things, approves the services of the independent registered public accountants, oversees internal audit, reviews financial statements, earnings releases and other accounting matters, oversees the Company's systems of internal controls and approves related party transactions.

        In this context, the Audit Committee has met and held discussions with management and Deloitte. Management represented to the Audit Committee that THQ's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte.

        The Audit Committee has discussed with Deloitte matters required to be discussed by Statement on Auditing Standards No. 61 and No. 90, Communication With Audit Committees, as amended. In addition, Deloitte provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee and Deloitte have discussed Deloitte's independence from THQ and its management, including the matters in those written disclosures.

        The Audit Committee has discussed with Deloitte, with and without management present, their evaluations of THQ's internal accounting controls and the overall quality of THQ's financial reporting.

        Following the Audit Committee's discussions with management and Deloitte, and in reliance on the reviews and discussions discussed above, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended March 31, 2009, for filing with the Securities and Exchange Commission. The Audit Committee also reappointed Deloitte as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010 and the Board concurred in such reappointment.

    Audit Committee:

    Henry T. DeNero, Chairman
    Lawrence Burstein
    Jeffrey W. Griffiths

PROPOSAL NUMBER 2
APPROVAL OF AN AMENDMENT TO THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE
NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

INTRODUCTION

        Our Board has adopted, and recommended that the stockholders approve, an amendment to our Employee Stock Purchase Plan (the "ESPP") to increase the number of shares that will be available for issuance under the ESPP by five hundred thousand (500,000). The ESPP was originally approved by the stockholders on July 20, 2006.

        This section provides a summary of the proposed amendment to the ESPP. The complete ESPP, as proposed to be amended, is annexed to this proxy statement as Exhibit A. For a complete description of the terms and conditions of the ESPP, you should read the proposed, amended ESPP.

REASONS FOR AMENDMENT

        The purpose of the proposed amendment is to ensure that the ESPP enables our employees (other than Senior Vice Presidents and above) to purchase our common stock through payroll deductions and provides continuing opportunities for our employees to participate in the Company's success by permitting them to acquire a stock ownership interest in THQ.

        Our stockholders approved an amendment to the ESPP in July 2008 authorizing an additional 500,000 shares to be issued under the ESPP. However, due to our stock price decline during the Offering Period that began on September 2, 2008 and ended on February 27, 2009 (the closing trading price of THQ common stock was $2.50 on the Purchase Date), we issued almost all of the shares available under the ESPP. In an effort to prevent the number of shares purchased by our employee participants from depleting the available shares in the ESPP in any given future Offering Period, we recently amended the ESPP to limit the number of shares that individual employees may purchase during each Offering Period to 500, subject to certain adjustments.

        We currently have few shares available for issuance under our ESPP, and the ESPP has been suspended since March 1, 2009. As of February 27, 2009, the last day of the last offering period, we had 660 participants enrolled in the ESPP. Thus, we estimate that the increase of 500,000 shares we are now proposing for the ESPP will permit employees to participate in the ESPP through February 2011.

	Purchase Plan (ESPP)
	ESPP Participants Enrolled*	ESPP Shares Available	Common Shares Outstanding
May 15, 2009	0	1,410	67,553,372

SUMMARY OF THE ESPP

        The following is a summary of key ESPP provisions, as proposed to be amended:

Effective Date:	July 20, 2006
Shares Authorized:	If the amendment is approved, 1,500,000 shares of THQ common stock will be authorized and reserved for issuance under the ESPP. 501,410 shares will be available for issuance under the ESPP.
Offering Period:
Six (6) months, or such other period as determined by the Compensation Committee of the Board, not to exceed twenty-seven (27) months. Offering Periods are currently six months in duration and begin on the March 1 and September 1 (or the first business day thereafter) of each year.
Purchase Price:
Employees participating in the ESPP may purchase a share of THQ's common stock at the lesser of (i) eighty-five percent (85%) of the fair market value of a share of common stock on the first day of the Offering Period or (ii) eighty-five percent (85%) of the fair market value of a share of common stock on the last day of the Offering Period.
Participation Limits:
An employee's right to purchase common stock under the ESPP may not accrue at a rate which exceeds $25,000 per year of the fair market value of THQ's common stock. Additionally, the maximum number of shares of common stock that an employee may purchase during any Offering Period shall not exceed 500, subject to certain adjustments; provided, however, the Compensation Committee may in its discretion change such maximum number prior to the beginning of an Offering Period.
Amendment and Termination:	No amendment, suspension or termination shall be effective without stockholder approval if such approval is required by law or under NASDAQ rules.
No amendments to, or termination of, the ESPP shall in any way impair the rights of a participant under any options previously granted without such participant's consent.

Other Material Features of the ESPP

        Eligibility.    All regular employees of the Company (except for Senior Vice Presidents and above) who work more than twenty hours per week and more than five months in any calendar year, and who have completed at least ninety (90) days of continuous full-time employment with the Company on or before the first day of the applicable Offering Period will be eligible to participate in the ESPP. However, an employee will not be eligible to participate if, as a result of participating, that employee would hold five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary. As of June 1, 2009, approximately 1,500 employees are eligible to participate in the ESPP.

        Administration.    The administration of the ESPP is overseen by the Compensation Committee of the Board. The Compensation Committee has full power and authority to adopt rules and regulations to administer the plan, to interpret the provisions of the ESPP, and subject to the express terms of the ESPP, to establish the terms of offerings under the ESPP. The decisions of the Compensation Committee are final and binding on all participants. All costs and expenses incurred in plan administration will be paid by THQ without charge to participants.

        Payroll Deductions and Stock Purchases.    Eligible employees of the Company may elect to participate in the ESPP by giving notice to the Company, which notice shall instruct the Company to withhold a specified percentage of the employee's base salary (in any multiple of 1% up to a maximum of 15%) on each pay period during the Offering Period. On the last business day of an Offering Period, the withheld salary will be used to purchase common stock at the Purchase Price. For purposes of the ESPP, fair market value per share as of a particular date shall mean the average of the high and low trading prices of THQ's common stock as reported on NASDAQ on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported). If, on the last day of an Offering Period, the number of shares of common stock to be purchased by all participants exceeds the number of shares then available for purchase under the ESPP, the Compensation Committee will make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. As of June 1, 2009, the closing price on NASDAQ for a share of THQ common stock was $7.09.

        Termination of Participation.    A participant may stop contributions to the ESPP at any time and his or her accumulated payroll deductions will, at the participant's election, either be promptly refunded if notice was received by the Compensation Committee or its designees at least thirty (30) days before the end of an Offering Period, or applied to the purchase of common stock on the next scheduled purchase date. The participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

        Transferability.    No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.

        U.S. Federal Income Tax Consequences.    The following is a brief description of the Company's understanding of the federal income tax consequences to THQ and participants subject to U.S. taxation with respect to participation in the ESPP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences.

        The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code ("Code"). Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to THQ, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized by the participant until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

        If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the purchase period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares, and THQ will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

        If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the purchase period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares. Any additional gain upon the sale or disposition of the purchased shares will be taxed as a long-term capital gain. THQ will not be entitled to an income tax deduction with respect to such disposition.

        If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lesser of (i) the amount by which the closing selling price of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the closing selling price of the shares on the participant's entry date into the purchase period in which those shares were acquired.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

        The proposal to amend the THQ Inc. Employee Stock Purchase Plan requires the approval of the holders of a majority of the voting shares present at the annual meeting in person or by proxy and voting for or against this proposal. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 2.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES
RECEIVED BY THEM FOR PROPOSAL NUMBER 2.

PROPOSAL NUMBER 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INFORMATION ABOUT DELOITTE & TOUCHE LLP

        The Board, upon recommendation of the Audit Committee, has appointed Deloitte & Touche LLP ("Deloitte") to be our independent registered public accounting firm (also referred to herein as "auditors") for the fiscal year ending March 31, 2010. The Board seeks an indication from stockholders of their approval or disapproval of the appointment of Deloitte as the Company's independent registered public accounting firm.

        Deloitte has been our independent registered public accounting firm since 1991, and no relationship exists other than the usual relationship between auditor and client.

        If the appointment of Deloitte as auditors for fiscal 2010 is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors after the beginning of the current fiscal year, the appointment for fiscal 2010 will stand, unless the Audit Committee finds other good reason for making a change.

        A representative of Deloitte & Touche is expected to be present at the Annual Meeting to have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

FEES PAID TO DELOITTE & TOUCHE LLP

	Fiscal 2008	Fiscal 2009
Audit Fees(1)	$1,912,224	$1,724,748
Audit-Related Fees(2)	87,500	62,979
Tax Fees(3)	12,235	20,679
All Other Fees(4)	242,237	0

Total	2,254,196	1,808,406

(1)
Represents the aggregate fees billed and expected to be billed in each fiscal period presented above primarily for professional services provided in connection with: (i) the year-end financial statement audit (U.S. domestic and international); (ii) the review of the Company's quarterly financial statements included in the Company's Forms 10-Q; and (iii) the audit of the Company's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Represents the aggregate fees billed in each fiscal period presented above for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, including consultations, audit and review of our employee benefit plans. Audit-related fees in fiscal 2009 are fees for review of comment letters received by the Company from the Securities and Exchange Commission. Audit-related fees in fiscal 2008 include fees billed related to the audit of the Company's 401(k) plan.

(3)
Represents the aggregate fees billed in each fiscal period presented above for tax compliance, tax advice and tax planning.

(4)
Other fees billed in fiscal 2008 include Deloitte's reviews of our critical accounting policies and our international publishing function.

SERVICES PROVIDED BY DELOITTE & TOUCHE LLP

        The Audit Committee is required to pre-approve the engagement of Deloitte to perform audit and other services for THQ and its subsidiaries. Our procedures for the pre-approval by the Audit Committee of all services provided by Deloitte comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee.

        The Audit Committee considered and determined that fees for services other than audit and audit-related services are compatible with maintaining Deloitte's independence. The Audit Committee approved 100% of all fees incurred in fiscal 2009.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
PROPOSAL NUMBER 3.

UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES
RECEIVED BY THEM FOR PROPOSAL NUMBER 3.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

        Except for proposals submitted to the Company pursuant to and in compliance with Rule 14a-8 of the Securities Exchange Act, as amended ("Rule 14a-8"), nominations of persons for election to the Company's Board and the proposal of business other than nominations to be considered by the stockholders at the Company's 2010 annual meeting must be made in compliance with the Company's Bylaws and delivered to our Secretary not later than the close of business on May 8, 2010 nor earlier than the close of business on April 8, 2010.

        Stockholders who, pursuant to and in compliance with Rule 14a-8, submit a proposal to be included in the Company's Proxy Statement for the 2010 Annual Meeting of Stockholders, must submit the proposal in writing to our Secretary no later than March 10, 2010 for the Company to consider it for inclusion in the Proxy Statement for the 2010 Annual Meeting of Stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

        All nominations and proposals shall be delivered to our Secretary at our principal executive offices at 29903 Agoura Road, Agoura Hills, California 91301.

OTHER BUSINESS

        We know of no business, other than as stated in the Notice of Annual Meeting of Stockholders, to be brought before the Annual Meeting. If other matters should properly come before the meeting, proxies will be voted on such matters in accordance with the best judgment and discretion of the persons appointed by the proxies.

By Order of the Board of Directors

James M. Kennedy Secretary

July 7, 2009

PLEASE COMPLETE, DATE, SIGN AND
RETURN YOUR PROXY PROMPTLY

EXHIBIT A
THQ INC. EMPLOYEE STOCK PURCHASE PLAN

 THQ INC.
AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated as of May 11, 2009)
(Amended July 31, 2008)
(Amended and Restated as of May 14, 2007)
(Amended in January 2007)
(Adopted in May 2006 and Approved in July 2006)

        THQ Inc. (the "Company"), a Delaware corporation, hereby establishes and adopts the THQ Inc. Employee Stock Purchase Plan (the "Plan").

1.     PURPOSE

        The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to participate in the Company's success by purchasing the Company's common stock through payroll deductions. The Company intends the Plan to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

2.     DEFINITIONS

        2.1.    "Account" shall mean the account maintained on behalf of the Committee to which are credited (i) payroll deductions pursuant to Section 6 and (ii) shares of Common Stock acquired upon exercise of an option pursuant to Section 7.

        2.2.    "Authorization Form" shall mean a form established by the Committee authorizing payroll deductions as set forth in Section 4 and such other terms and conditions as the Committee from time to time may determine.

        2.3.    "Board" shall mean the board of directors of the Company.

        2.4.    "Committee" shall mean a committee of at least three members, designated by the Board to administer the Plan, which may consist of directors, officers or other employees.

        2.5.    "Common Stock" means the shares of common stock, par value $0.01 per share, of the Company.

        2.6.    "Compensation" shall mean the salary of a Participant from the Company or a Designated Subsidiary. Compensation shall be determined prior to the Employee's pre-tax contributions pursuant to section 125 and Section 401(k) of the Code, and shall exclude compensation from the exercise of stock options or from non-taxable fringe benefits provided by the Company or a Designated Subsidiary.

        2.7.    "Designated Subsidiaries" shall mean Subsidiaries that have been designated by the Committee from time to time, in its sole discretion, as eligible to participate in the Plan.

        2.8.    "Eligible Employee" shall mean any Employee who has completed at least ninety (90) days of continuous full-time employment with the Company or a Subsidiary excluding:

          (1)   any Employee who customarily is employed for 20 hours or less per week;

          (2)   any Employee who customarily is employed for not more than five (5) months in a calendar year;

          (3)   any Employee who would own for purposes of Section 424(b)(3) of the Code, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (or of a Subsidiary or parent, if any); or

          (4)   any Employee who is a Senior Vice President or higher level of officer of the Company.

        2.9.    "Employee" shall mean any person who is regularly employed by the Company or a Designated Subsidiary but excluding leased employees, as described in Section 414(n) of the Code, and any payroll service or agency employee; i.e., an individual for whom the direct pay or compensation with respect to the performance of services for the Company or a Subsidiary is paid by any outside entity, including but not limited to a payroll service or temporary employment agency. The determination whether an individual is a payroll service or agency employee shall be made solely based on the method of paying the individual for his or her services, without regard to whether the individual is considered a common law employee of the Company or a Designated Subsidiary for any other purpose.

        2.10.    "Exercise Date" shall mean the last business day of each Offering Period in which payroll deductions are made under the Plan.

        2.11.    "Fair Market Value" per share as of a particular date shall be the closing transaction price of the Common Stock as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded.

        2.12.    "Offering Date" shall mean the first business day of each Offering Period.

        2.13.    "Offering Period" shall mean a period of six (6) months, or such other period of time as determined from time to time by the Committee. In no event shall an Offering Period exceed twenty-seven (27) months. The first Offering Period shall commence after stockholder approval of the Plan.

        2.14.    "Participant" shall mean an Eligible Employee who participates in the Plan.

        2.15.    "Subsidiary" shall mean any corporation having the relationship to the Company described in Section 424(f) of the Code.

3.     SHARES SUBJECT TO THE PLAN

        Subject to Section 14, 1,500,000 shares of Common Stock may be issued under the Plan. Such shares may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company in the open market or otherwise. If the total number of shares which would otherwise be subject to options granted under the Plan on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

4.     PARTICIPATION

        4.1.    Each Eligible Employee on an Offering Date shall become a Participant as of the Offering Date by completing an Authorization Form and filing it with the Committee by the date required by the Committee pursuant to such method as it may be establish from time to time in its sole discretion. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

        4.2.    Any person who first becomes an Eligible Employee during an Offering Period shall become a Participant as of the first day of a subsequent Offering Date by completing an Authorization Form and filing it with the Committee by the date required by the Committee pursuant to such method as may be established by the Committee from time to time in its sole discretion. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

        4.3.    A person shall cease to be a Participant upon the earliest to occur of:

          (a)   the date the Participant ceases to be an Eligible Employee for any reason;

          (b)   the first day of the Offering Period beginning after the date on which the Participant ceases payroll deduction under the Plan pursuant to Section 6.1; or

          (c)   the date of a withdrawal from the Plan by the Participant as provided in Section 9.

5.     GRANT OF OPTION

        5.1.    On each Offering Date the Company shall grant each Participant an option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3 and 5.3.

        5.2.    The option price per share of the Common Stock subject to an offering shall be, unless otherwise determined by the Committee and communicated to Participants at least five (5) business days prior to the deadline for Participants to file their Authorization Forms for the Offering Period to which the Authorization Form applies, the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a shares of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

        5.3.    No Participant shall be granted an option which permits the Participant's rights to purchase Common Stock under the Plan and all other employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock on the Offering Date for each calendar year in which such option is outstanding at any time; for purposes of this limitation, there shall be counted only options to which Section 423 of the Code applies. In addition, the maximum number of shares of Common Stock that a Participant may purchase during any Offering Period shall not exceed 500 shares, subject to adjustment pursuant to Section 14; provided, however, that the Committee may in its discretion change such maximum number prior to the beginning of an Offering Period.

6.     PAYROLL DEDUCTIONS

        6.1.    A Participant may, in accordance with rules adopted by the Committee, file an Authorization Form that authorize a payroll deduction of any whole number percentage from one percent (1%) to fifteen percent (15%) (or such other percentage as may be established by the Committee from time to time in its sole discretion) of such Participant's Compensation on each pay period during the Offering Period. A Participant may increase such payroll deduction effective as of each Offering Date provided the Participant files an Authorization Form requesting the increase in accordance with rules established by the Committee. A Participant may decrease or cease payroll deductions during an Offering Period by filing an Authorization Form requesting the decrease or cessation in accordance with rules established by the Committee.

        6.2.    All payroll deductions made by a Participant shall be credited to the Participant's Account. A Participant may not make any additional payments to the Participant's Account.

7.     EXERCISE OF OPTION

        7.1.    Unless a Participant withdraws from the Plan as provided in Section 9, the Participant's option to purchase shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full and fractional shares of Common Stock subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions in the Participant's Account.

        7.2.    The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant's Account and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares. Shares of Common Stock received upon stock dividends or stock splits shall be treated as having been purchased on the Exercise Date of the shares to which they relate.

8.     DELIVERY OF COMMON STOCK

        As promptly as practicable after receipt by the Committee of a request for withdrawal of Common Stock from any Participant in accordance with rules established by the Committee, the Committee shall arrange for delivery to such Participant of one or more stock certificates representing the shares of Common Stock which the Participant requests to withdraw. Withdrawals may be made no more frequently than twice each calendar year unless approved by the Committee in its sole discretion.

9.     WITHDRAWAL; TERMINATION OF EMPLOYMENT

        9.1.    A Participant may withdraw all, but not less than all, the payroll deductions and cash dividends credited to the Participant's Account at any time by giving written notice to the Committee which is received at least thirty (30) days prior to the Exercise Date (or such other notice period as may be established by the Committee from time to time in its sole discretion). All such payroll deductions and cash dividends credited to the Participant's Account will be paid to the Participant promptly after receipt of such Participant's notice of withdrawal and the Participant's option for the Offering Period in which the withdrawal occurs will be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock will be made for the Participant during such Offering Period, and any additional cash dividends during the Offering Period will be distributed to the Participant.

        9.2.    Upon termination of a Participant's status as an Employee during the Offering Period for any reason the payroll deductions and cash dividends remaining credited to the Participant's Account will be returned (and any future cash dividends will be distributed) to the Participant or, in the case of the Participant's death, the estate of the Participant, and the Participant's option will be automatically terminated. A Participant's status as an Employee shall not be considered terminated in the in the case of a leave of absence agreed to in writing by the Company or a Subsidiary (including but not limited to, military and sick leave), provided that such leave is for a period of not more than six (6) months or reemployment upon expiration of such leave is guaranteed by contract or statute.

        9.3.    A Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participant in a subsequent offering.

10.   DIVIDENDS

        10.1.    Cash dividends paid on Common Stock held in a Participant's Account shall be distributed to Participants as soon as practicable. Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the Accounts of Participants. Dividends paid on Common Stock in property (other than cash or Common Stock) shall be distributed to Participants as soon as practicable.

        10.2.    No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends or a Participant in the Plan.

11.   ADMINISTRATION

        The Plan shall be administered by the Committee, and the Committee may select a third party administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The determination of the Committee on any matters relating to the Plan shall be final, binding and conclusive. The Company will pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

        The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not in the Plan. The Committee may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and shall be deemed to be outside the scope of Section 423 of the Code unless the terms of the sub-plan provide to the contrary. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. The Committee shall not be required to obtain the approval of stockholders prior to the adoption, amendment or termination of any sub-plan unless required by the laws of the foreign jurisdiction in which Eligible Employees participating in the sub-plan are located.

12.   NO TRANSFERABILITY

        Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with Section 9.

13.   USE OF FUNDS

        All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

14.   EFFECT OF CERTAIN CHANGES

        In the event of any recapitalization, merger, consolidation, reorganization, stock dividend, stock split, reverse stock split, combination or exchange of shares, repurchase of shares, distribution of cash or property (other than a regular cash dividend) spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, the Committee shall make such adjustments to the Plan and outstanding options as it deems equitable or appropriate, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been granted under options, the maximum number of shares of Common Stock that a Participant may purchase during an Offering Period (including, if applicable, the then current Offering Period), and the price per share of Common Stock covered by each option under the Plan which has not yet been exercised.

15.   TERMINATION OR AMENDMENT

        The Board may at any time terminate, suspend or amend the Plan as it shall deem advisable. No such termination may adversely affect options previously granted without the consent of affected Participants. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with applicable law, including the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Common Stock is traded).

16.   NO EMPLOYMENT RIGHTS

        Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of any Participant at any time for any reason.

17.   REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

        17.1.    This Plan and the right of all persons claiming an interest hereunder shall be construed and determined in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

        17.2.    The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

18.   WITHHOLDING OF TAXES

        If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any shares of Common Stock issued to such Participant pursuant to the Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within five (5) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts, if any, which the Company informs the Participant the Company is required to withhold.

19.   MISCELLANEOUS

        19.1.    If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        19.2.    As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        19.3.    The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

20.   EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS

        The Plan is effective as of May 8, 2006. The Plan shall be submitted to the stockholders of the Company for approval within twelve (12) months after the date the Plan is adopted by the Board. The Plan is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options issued thereunder null and void and of no effect.

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific Time, on August 6, 2009.

Vote by Internet

• Log on to the Internet and go to

www.investorvote.com/THQI

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	ELECTION OF DIRECTORS:

	For	Withhold

01 - Brian J. Farrell*	☐	☐

02 - Lawrence Burstein*	☐	☐

03 - Henry T. DeNero*	☐	☐

04 - Brian P. Dougherty*	☐	☐

05 - Jeffrey W. Griffiths*	☐	☐

06 - Gary E. Rieschel*	☐	☐

07 - James L. Whims*	☐	☐

*Each to be elected as a director of the Company to serve until the next annual meeting and until his successor is elected and qualified.

		For	Against	Abstain
2.	APPROVAL OF AN AMENDMENT TO THE THQ INC. EMPLOYEE STOCK PURCHASE PLAN (ESPP): To increase by 500,000 the number of shares of common stock reserved for issuance under the ESPP.	☐	☐	☐

3.

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2010.

		☐	☐	☐

4.	For the proxies, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting.	☐	☐	☐

B     Non-Voting Items

Change of Address — Please print new address below.

C     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — THQ Inc.

29903 Agoura Road

Agoura Hills, California 91301

2009 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints and constitutes Brian J. Farrell and Paul J. Pucino, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote all the shares of Common Stock of THQ Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, August 6, 2009 at The Hyatt Westlake Plaza, Playa del Sol Ballroom, 880 S. Westlake Boulevard, Westlake Village, California 91361 at 9:00 a.m., Pacific Daylight Time and any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as specified on the reverse side.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted: FOR the election of the nominees listed above under Election of Directors, FOR the approval of an amendment to the THQ Inc. Employee Stock Purchase Plan, and FOR the ratification of the Independent Registered Public Accounting Firm; and the proxies will vote in their discretion, upon such other matters as may properly come before the Annual Meeting.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT.

(Continued and to be signed on reverse side)